UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2008

Select Satellite Funds
Absolute Return Tracker Fund
Commodity Strategy Fund
International Real Estate Securities Fund
Real Estate Securities Fund
Tollkeeper Fund

Goldman Sachs Select Satellite Funds

■	GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

■	GOLDMAN SACHS COMMODITY STRATEGY FUND

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS TOLLKEEPER FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	29
Financial Statements	40
Notes to the Financial Statements	46
Financial Highlights	66
Other Information	76

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to achieve investment results that approximate the performance of the GS-ART Index. The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). The Fund intends to invest in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index. The Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index. The Fund may make investments in swaps, futures and forward contracts, structured notes and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors.

The Goldman Sachs Commodity Strategy Fund invests primarily in commodity-linked investments that provide exposure to the performance of the commodities markets, and other fixed-income and debt instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also make investments in derivative instruments, including options, futures, swaps, structured securities, commodity-linked structured notes and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risks that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that the transactions may not be liquid. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in non-investment grade fixed-income securities, which are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Foreign and emerging markets securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests in issuers related to the real

GOLDMAN SACHS SELECT SATELLITE FUNDS

estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. Foreign and emerging market securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

PORTFOLIO RESULTS

Absolute Return Tracker Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Absolute Return Tracker Fund during the period from its inception on May 30, 2008 through June 30, 2008.

Performance Review

During the period from its inception on May 30, 2008 through June 30, 2008, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of −2.60%, −2.70%, and −2.60%, respectively. Over the same period, the Fund’s Class IR and R Shares generated cumulative total returns of −2.60% and −2.60%, respectively. These returns compare to the −2.23% cumulative total return of the Fund’s benchmark, the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”), over the same time period.

Fund Objective

The Fund seeks to approximate returns of the GS-ART Index. The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill).

Investment Process

The Fund invests in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index (each such index, a “Component Market Factor”). Presently, the Component Market Factors are investable indices reflecting the following categories: Equities, Commodities, Fixed Income, Credit and Volatility. The financial instruments in which the Fund may invest include, among others, futures contracts (i.e., standardized, exchange traded contracts that generate returns based on a reference index); swaps (i.e., contracts that give the holder the right to receive the appreciation (if any) in the value of an index); structured notes (i.e., debt instruments whose return is determined by reference to an index); exchange-traded funds (“ETFs”) that are designed to track the performance of an index; stocks and forward contracts (i.e., contracts to buy or sell an asset, such as a foreign currency, at a future point in time) that are not directly linked to an index (these are, however, intended, in the aggregate, to generate investment returns that correlate with the returns of an index) and, finally, U.S. Government securities and other high quality debt securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Strategies Group

July 17, 2008

FUND BASICS

Absolute Return Tracker Fund
as of June 30, 2008

PERFORMANCE REVIEW

May 30, 2008 (inception)–	Fund Total Return	Goldman Sachs Absolute
June 30, 2008	(based on NAV)[1]	Return Tracker Index[2]

Class A	-2.60%	-2.23%
Class C	-2.70	-2.23
Institutional	-2.60	-2.23
Class IR	-2.60	-2.23
Class R	-2.60	-2.23

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Goldman Sachs Absolute Return Tracker Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill).

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	N/A	-7.94%	5/30/08
Class C	N/A	-3.67	5/30/08
Institutional	N/A	-2.60	5/30/08
Class IR	N/A	-2.60	5/30/08
Class R	N/A	-2.60	5/30/08

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month- end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.14%
Class C	2.35	2.89
Institutional	1.20	1.74
Class IR	1.35	1.89
Class R	1.85	2.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs
Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

Commodity-linked notes that offer access to returns of the S&P GSCI Index which reflects the impact of commodity pricing by weighting those commodities in greatest demand. Commodities in the greatest demand tend to generate the greatest returns. We believe production weighting is vital and may provide a significant advantage when measuring investment performance.
Production weighting means that the benchmark’s allocation to commodities is dependent on world production levels for that commodity. The quantity of each commodity in the index is determined by the average quantity of production as per the last five years of available data. The production weights are designed to reflect the relative significance of each of the constituent commodities in the world economy while preserving the tradability of the index.
Enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments/municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:■ Provides exposure to the commodity markets without direct investment in physical commodities■ Capitalizes on Goldman, Sachs & Co.’s commodity research capabilities■ Utilizes levered structured notes to seek total return while simultaneously implementing an enhanced cash strategy for additional return potential

PORTFOLIO RESULTS

Commodity Strategy Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Commodity Strategy Fund during the six-month reporting period that ended June 30, 2008.

Performance Review

During the six-month reporting period that ended June 30, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns of 39.87%, 39.39% and 40.36%, respectively. Over the same period, the Fund’s Class IR and R Shares generated cumulative total returns of 40.16% and 39.78%, respectively. These returns compare to the 41.42% cumulative total return of the Fund’s benchmark, the S&P GSCI Commodity Index (the “Index”) (with dividends reinvested), over the same period.

During the reporting period, the Fund generated strong absolute returns but underperformed its benchmark slightly. This was largely due to the performance of the Fund’s enhanced cash securities.

Commodity Market Review

The Index returned 41.42% during the reporting period, with the Energy sector generating the best results, as it returned 52.6%. Sectors that produced positive returns but underperformed the Index included Industrial Metals, Agriculture, and Precious Metals, returning 15.7%, 15.2%, and 10.7%, respectively, over the six-month period. The Livestock sector was the worst performer, returning −7.5%. The major theme in the commodities market continued to be skyrocketing oil prices, with crude oil trading at approximately $140 per barrel at the end of this reporting period, an increase of 9.9% in June alone, as U.S. inventory levels continued to decline. In addition, significant flooding in the Mid-West has led to the loss of over one million acres of corn and projections of significant losses for millions more acres of corn and soybeans.

Investment Objective

The Fund seeks long-term return. In pursuing this objective, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

PORTFOLIO RESULTS

Portfolio Positioning

The Fund’s overall commodity positioning was in line with the weightings of the S&P GSCI Commodity Index. The Fund targets 100% notional exposure to the Index at all times and maintains the production weightings of the commodities in the Index, so as not to impair its intrinsic inflation hedging characteristics. The cash portion of the Fund’s portfolio was allocated across multiple fixed income sectors. At the cross-sector level, the Fund held overweight exposures to the mortgage and corporate sectors. The Fund favored super-senior AAA adjustable-rate mortgage floaters and super-senior AAA asset-backed securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

July 17, 2008

FUND BASICS

Commodity Strategy Fund
as of June 30, 2008

PERFORMANCE REVIEW

December 31, 2007–	Fund Total Return	S&P GSCI
June 30, 2008	(based on NAV)[1]	Commodity Index[2]

Class A	39.87%	41.42%
Class C	39.39	41.42
Institutional	40.36	41.42
Class IR	40.16	41.42
Class R	39.78	41.42

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	63.24%	49.65%	3/30/07
Class C	68.79	54.18	3/30/07
Institutional	72.23	56.32	3/30/07
Class IR	N/A	48.17	11/30/07
Class R	N/A	47.71	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month- end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.08%
Class C	1.67	1.83
Institutional	0.58	0.74
Class IR	0.67	0.83
Class R	1.17	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION5

Percentage of Net Assets as of 6/30/08

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include time deposits, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs) on either a domestic or international basis. REITs, which offer daily liquidity, have historically generated strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process
Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.
Buy at a reasonable price.
We seek to consistently select securities that are trading at discounts to their intrinsic value.
Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team.
Continuous Scrutiny:
Daily review of market, industry and company developments.
Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:
■ is a high quality portfolio that is strategically positioned for long-term growth potential
■ is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

International Real Estate Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs International Real Estate Securities Fund for the six-month reporting period that ended June 30, 2008.

Performance Review

Over the six-month reporting period that ended June 30, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of –18.42%, –18.75% and –18.24%, respectively. Over the same period, the Fund’s Class IR Shares generated a cumulative total return of –18.36%. These returns compare to the –18.76% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Global ex-US Real Estate Index (the Index”) (with dividends reinvested), over the same time period.

As these results indicate, it was a very difficult period for the international real estate securities market. That said, during the reporting period the Fund outperformed its benchmark as stock selection in Australia, China, Singapore, France and Germany contributed positively to performance. Additionally, overweight positions to France, Japan, Brazil, Mexico and Singapore enhanced results. Conversely, stock selection detracted from performance in the UK and Canada, as did overweight positions in the Philippines and Hong Kong and an underweight position in Canada.

Market Review

The international real estate securities market, as represented by the FTSE EPRA/NAREIT Global ex-US Real Estate Index, returned –18.76% during the reporting period. Real estate securities performance continues to be driven by the macro-economic and overall financing environments, which remain strained. Overall, investors have become more discriminating with respect to the pricing of risk in the market. In addition, past rental growth rates or development gains are no longer assumed by investors to represent the future. Consequently, the “commoditization” of real estate is behind us and there is far more variability in pricing between companies when comparing the quality of their assets, management teams, balance sheets and business models. For example, the more conservative companies that primarily own real estate assets outperformed companies that mostly develop real estate by a wide margin over the six-month period. Similarly, international companies with only modest leverage (more conservative) outperformed companies with higher leverage by approximately 10%. We believe this environment bodes well for quality-focused fundamental investors, like us, over the long-term.

In terms of the individual regions, Continental Europe was the best performer during the reporting period (–4.8%). Canada also outperformed the overall Index, returning –7.2%. The UK modestly underperformed the Index, returning –21.7%. In terms of the emerging markets, Mexico and Brazil outperformed during the reporting period, returning 0.8% and –10.7%, respectively. In contrast, the Philippines (–41.7%), China (–38.7%) and India (–23.1%) underperformed the Index during the reporting period. While Japan was the best performing market in Asia (–11.2%), Asia ex-Japan underperformed the Index, with Singapore and Hong Kong returning –12.8% and –30.9%, respectively.

PORTFOLIO RESULTS

Portfolio Positioning

Real estate fundamentals in key markets of Continental Europe remained solid as new construction was constrained and economic growth continued, albeit at a slower pace. Today, the issue seems less related to real estate fundamentals and more to do with the capital markets as debt is limited and more costly. France’s GDP growth is below average, but the Paris office market is still one of the most attractive in Europe and shows little sign of slowing. Switzerland and Belgium outperformed most of the other European property markets as investors were attracted to their defensive characteristics, namely minimal development exposure, high occupancies and conservative financing. The UK’s housing market is weakening, causing a negative wealth effect that is impacting the consumer and the overall economy. Additionally, new construction expected to be delivered in 2010 in the central London office sector will likely impact rents even in years prior to delivery. An underweight position to Continental Europe detracted from the Fund’s performance, while stock selection contributed positively. Additionally, stock selection detracted from performance in the UK.

Japan returned –11.2% for the reporting period, which was the best performing Asian market. Companies that offer the highest degree of liquidity, high credit ratings and those that own top quality assets outperformed. Japan real estate operating companies (REOCs) trade at deep discounts to their net asset values (NAV), providing attractive values. We continue to believe those Japanese REITs that offer healthy balance sheets and strong fundamentals. Despite turmoil in the market and financing difficulties for weaker players, Tokyo real estate fundamentals are still solid, particularly in the office sector where the vacancy rate is less than 3.0%. Although the rental growth rate slowed to 11.3% year-over-year in May, the average rent is still on an upward trend. Land prices also continue to rise but at a slower pace. The national average was 10.0% year-over-year, while Tokyo’s was 18.4%. Japan’s residential for-sale and rental markets are showing signs of weakness. Consequently, we remain focused on the high quality property companies primarily in the office sector, such as Mitsui Fudosan. Stock selection modestly detracted from the Fund’s performance during the reporting period. However, an overweight position in Japan enhanced results.

Singapore returned –12.8% during the reporting period. Rental rates increased across all sub-sectors even though growth has clearly moderated. Retail rents were strong, with occupancy levels at 93% while consumption remains healthy. Office rents showed the strongest sub-sector growth. Rental rates and occupancies remain at all-time high levels while acquisition growth has clearly slowed in light of the reduced access to capital from the debt and equity markets. As in most other regions, we remain focused on companies with sustainable income streams, strong balance sheets and limited development exposure. Stock selection and an overweight to the region contributed positively to the Fund’s performance during the reporting period.

PORTFOLIO RESULTS

Hong Kong underperformed the Index during the reporting period. Despite this, we continue to believe that demand will be driven by Hong Kong’s strong economy, wage growth and low unemployment. We remain optimistic on Hong Kong’s fundamentals given housing supply is limited and because vacancy rates have fallen to levels not seen since 1998. Although Hong Kong is further along in its fundamental recovery than other Asian markets, it continues to show strong occupancy and rental growth driven by a robust local economy due to Mainland China’s growth. Retail rents are up 14% year-to-date and retail sales are up double digits. Rising inflation and a weak U.S. dollar makes Hong Kong an inexpensive destination, especially for tourists, helping to drive growth. Office rents increased 13% in spite of the global financial volatility, as vacancies hit historical low levels and supply remains close to zero in the Class A segment (i.e. high quality assets) of the central business district. Given the positive fundamentals and valuations now back to 2003 levels, we remain overweight in Hong Kong, which detracted from performance during the reporting period.

The Australian property market continued to exhibit extremely high levels of volatility that was initiated by Centro Properties’ collapse late last year. Australia returned –23.9% for the reporting period, underperforming the global real estate securities market. We expect the volatility to continue in the foreseeable future as Australia grapples with an array of headwinds relating to earnings risk and negative sentiment due to ongoing high profile bankruptcies. Despite the negative near-term outlook, we are seeking to exploit many long- term opportunities. Stock selection and our underweight position to the country contributed positively to the Fund’s performance during the reporting period.

The emerging markets were mixed, with Brazil and Mexico outperforming the index, while the Philippines, China and India underperformed. Brazil was positively impacted by the rating agencies’ upgrade. Although interest rate and inflation risks exist, the number of mortgage and construction loans granted in Brazil remains very strong, which translated to a 72% year-over- year increase through April. China was the worst performing emerging market, returning –38.7% for the reporting period. The main drivers were ongoing credit tightening, inflation concerns and a weak stock market. Sales volumes for home developers declined 15-40%, with the exception of Beijing, which continues to be supported by the upcoming Olympics. Sentiment was further weakened in May by the tragic earthquake in the Sichuan province. Since most China property stocks are down 60-80% from the peak in October 2007, we believe China represents good value and is poised for a rebound. We are beginning to see private funds entering into joint ventures with property companies providing additional support. Although we believe the market will be volatile in the near-term, we remain positive over the long-term, as strong fundamentals driven by urbanization and income growth remain intact. The portfolio is focused on companies that are well capitalized and led by experienced management teams capable of successful execution.

PORTFOLIO RESULTS

Portfolio Highlights

■	Unibail-Rodamco — Unibail-Rodamco owns the largest and highest producing regional shopping centers across Continental Europe, with income streams backed by several hundred tenants. The company is undertaking a redevelopment campaign to enhance return on invested capital and create long-term value from its mall portfolio. The company’s approximately 30% levered balance sheet should allow it future capacity for redevelopment and external growth opportunities. Additionally, we believe the company is led by a strong management team.

■	Iguatemi Empresa De Shopping Centers — Iguatemi Empresa De Shopping Centers is one of the largest high end regional mall owners in Brazil. We continue to see strong growth prospects and relative value from Brazil. This is particularly the case in the retail space, as the country’s economy is improving, interest rates are declining and consumers have a high propensity to spend.

■	Japan Excellent — Japan Excellent is a mid-sized office REIT in Japan. We believe the company should be able to achieve strong internal growth, as 90% of its portfolio is in Tokyo’s Central Wards, while fundamentals remain solid. (Central Wards are the 23 municipalities that, together, make up the core and the most populous part of Tokyo.) Additionally, we believe that Japan Excellent is attractively valued, as it is trading at a significant discount to its NAV.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 21, 2008

FUND BASICS

International Real Estate Securities Fund
as of June 30, 2008

PERFORMANCE REVIEW

December 31, 2007–	Fund Total Return	FTSE EPRA/NAREIT Global
June 30, 2008	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	-18.42%	-18.76%
Class C	-18.75	-18.76
Institutional	-18.24	-18.76
Class IR	-18.36	-18.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/NAREIT Global ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex us) real estate securities market. The market capitalization for each constituent is adjusted for each constituent is adjusted for free float. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	-28.25%	-4.79%	7/31/06
Class C	-25.41	-2.67	7/31/06
Institutional	-23.82	-1.58	7/31/06
Class IR	N/A	-23.43	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.57%
Class C	2.28	2.32
Institutional	1.13	1.17
Class IR	1.28	1.32

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 6/30/085

	% of Total	Line of Real Estate
Holding	Net Assets	Business	Country

Unibail-Rodamco	7.5%	Diversified	France
Mitsui Fudosan Co. Ltd.	6.9	Office	Japan
Mitsubishi Estate Co. Ltd.	6.6	Diversified	Japan
Sun Hung Kai Properties Ltd.	5.4	Diversified	Hong Kong
Westfield Group	5.1	Retail	Australia
Hongkong Land Holdings Ltd.	3.7	Office	Hong Kong
Valad Property Group	2.8	Office	Australia
British Land Co. PLC	2.8	Diversified	United Kingdom
CapitaLand Ltd.	2.3	Residential	Singapore
Henderson Land Development Co. Ltd.	2.3	Diversified	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF JUNE 30, 20086

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.6% of the Fund’s net assets as of 6/30/08.

PORTFOLIO RESULTS

Real Estate Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2008.

Performance Review

During the six-month reporting period that ended June 30, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of −5.01%, −5.33, −5.37%,−4.78% and −5.03%, respectively. Over the same period, the Fund’s Class IR and R Shares generated cumulative total returns of −4.82% and −5.13%, respectively. These returns compare to the −3.40% cumulative total return of the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (the “Index”) (with dividends reinvested), over the same period.

During the reporting period, the Fund underperformed its benchmark as negative stock selection in the Hotel, Industrial and Office sectors detracted from performance. In addition, an underweight position to the Self-Storage sector was a detractor to performance. Conversely, stock selection in the Retail sector and an underweight position in the Hotel sector enhanced performance.

Real Estate Investment Trust (REIT) Market Review

The U.S. real estate securities market, as measured by the Dow Jones Wilshire Real Estate Securities Index, returned −3.40% during the reporting period, outperforming the broader equity market (S&P 500 Index) by 8.51%. The Federal Reserve Board’s (the “Fed”) aggressive easing measures, deeply discounted valuations as the reporting period began and investor rotation into more defensive asset classes were the main drivers of the outperformance. Overall, investors have become more discriminate with respect to the pricing of risk in the market. In addition, past rental growth rates or development gains are no longer assumed to represent the future. Consequently, the “commoditization” of real estate is behind us and there is far more variability in pricing among companies when comparing the quality of their assets, management teams, balance sheets and business models. We believe this environment bodes well for quality-focused fundamental investors, like us, over the long-term.

Portfolio Positioning

The more conservative companies that mostly own real estate assets outperformed companies that mostly develop real estate by a wide margin during the reporting period. Similarly, companies with only modest leverage (more conservative) outperformed companies with higher leverage by approximately 6% for the reporting period.

The Apartment sector outperformed the overall Index during the reporting period, returning 4.1%. This was driven by solid fundamentals and a better financing environment versus other commercial sectors. Rents continue to increase modestly in most markets, but an increase in supply from condos and single-family homes being converted to rentals has created softness in occupancy. Other factors, such as high construction costs, as well as a growing renter cohort (due to echo boomers — individuals born roughly between 1980-94)

PORTFOLIO RESULTS

and a return to lower homeownership levels, should allow the multifamily market to absorb the excess supply. Values are most at risk in the oversupplied housing markets, lower-quality and sub-optimally located properties. We remain focused on companies that own well-located assets in supply constrained markets and have limited development exposure with strong balance sheets.

The Office sector returned in line with the Index during the reporting period (−3.4%). Although net absorption has slowed, we believe the office sector will perform relatively well. We remain cautiously optimistic as strong market-to-market rent growth remains in areas with high barriers to entry (San Francisco, New York, Boston and West Los Angeles). We believe that limited new supply, fully utilized space and long lease terms should work in favor of these markets over the long-term. We continue to focus on companies that have the ability to create value with strong management teams, development and redevelopment capabilities and flexible balance sheets. Fund holdings in this sector include Boston Properties, Inc. and Vornado Realty Trust.

The Retail sector modestly underperformed the Index during the reporting period, returning −3.9%. This was driven by the expectations of negative economic headwinds for the consumer. While we don’t expect widespread tenant bankruptcies, we do expect occupancy to soften as retailers close stores and reign in expansion plans. However, most retail REITs continued to report solid earnings due to long lease terms, embedded re-leasing spreads and strong balance sheets. We maintain our bias towards the higher sales productivity regional mall REITs that have strong platforms and are focused on the luxury market. Fund holdings in this sector include Simon Property Group, Inc. and Taubman Centers, Inc.

The Industrial sector returned −11.5% during the reporting period, as concerns over the merchant development focus of the sector escalated. We maintain overweight positions in ProLogis and AMB Property Corp. given their global footprints and dynamic business models that are capitalizing on strong development margins. Despite recent concerns, we believe that both of these companies have funds in place that will enable them to sell completed development projects and recycle capital into new developments, which we believe will support growth.

The Hotel sector was the worst performing sector during the reporting period, returning −20.8%. The airline industry is in a financial crisis driven by escalating fuel prices (currently 40% of total operating costs) and weakening travel demand due to consumer weakness and some corporate cost-cutting. Airlines are expected to reduce capacity and, as a result, airline ticket prices are expected to increase 15-20%, which will cause passenger traffic to decrease even further. This does not bode well for hotel stocks. We remain focused on luxury hotels with global platforms that cater to business travelers and high end leisure travelers who are more resilient to the slowdown. While stock selection detracted from the Fund’s performance, our underweight to the sector contributed positively to performance during the reporting period.

PORTFOLIO RESULTS

Portfolio Highlights

■	American Campus Communities — American Campus Communities is one of the largest owners, managers and developers of high-quality student housing communities. Its assets are in close proximity to campuses and are located in high barrier to entry sub-markets. We believe it has a strong management team that is focused on developing solid relationships with universities to meet their on-campus housing needs.

■	Simon Property Group, Inc. — Simon Property Group is the largest owner, developer and manager of retail real estate in the U.S. It owns or has an interest in 383 properties in the U.S., comprising 261 million square feet. We believe the company is led by an excellent management team whose business strategy is to have a significant presence in all types of the retail real estate spectrum that appeal to retailers and consumers.

■	Vornado Realty Trust — Vornado Realty Trust is one of the largest owners and managers of commercial real estate in the U.S., with a portfolio of over 100 million square feet spread across four principal business platforms — New York Office, Washington D.C. Office, Retail and Merchandise Mart. We believe the company has a flexible balance sheet, strong management team and solid track record to capitalize on future opportunities.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 17, 2008

FUND BASICS

Real Estate Securities Fund
as of June 30, 2008

PERFORMANCE REVIEW

December 31, 2007–	Fund Total Return	Dow Jones Wilshire Real Estate
June 30, 2008	(based on NAV)[1]	Securities Index[2]

Class A	-5.01%	-3.40%
Class B	-5.33	-3.40
Class C	-5.37	-3.40
Institutional	-4.78	-3.40
Service	-5.03	-3.40
Class IR	-4.82	-3.40
Class R	-5.13	-3.40

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested) is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-18.62%	13.24%	11.17%	7/27/98
Class B	-18.72	13.33	11.00	7/27/98
Class C	-15.34	13.68	11.01	7/27/98
Institutional	-13.50	15.01	12.27	7/27/98
Service	-13.93	14.43	11.75	7/27/98
Class IR	N/A	N/A	-9.29	11/30/07
Class R	N/A	N/A	-9.58	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.48%
Class B	2.19	2.23
Class C	2.19	2.23
Institutional	1.04	1.08
Service	1.54	1.58
Class IR	1.19	1.23
Class R	1.69	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 6/30/085

Holding	% of Total Net Assets	Line of Real Estate Business

Simon Property Group, Inc.	9.4%	Retail
Vornado Realty Trust	7.1	Diversified
ProLogis	7.0	Industrial
Boston Properties, Inc.	5.0	Office
Ventas, Inc.	3.9	Healthcare
Public Storage, Inc.	3.8	Self Storage
SL Green Realty Corp.	3.7	Office
AvalonBay Communities, Inc.	3.5	Multifamily
AMB Property Corp.	3.4	Industrial
Equity Residential	3.1	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF JUNE 30, 20086

Percentage of Net Assets

[6]	This Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 29.3% of the Fund’s net assets as of 6/30/08.

GOLDMAN SACHS TOLLKEEPER FUND

What Differentiates the Goldman Sachs
Tollkeeper Investment Process?

The Goldman Sachs Tollkeeper Fund, managed by the Goldman Sachs Growth Team, seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

Goldman Sachs Growth Team’s Investment Process

Buy the business:

Invest as though we are actually buying the company, rather than trading its stock.

Buy high quality growth businesses with the following attributes:

■ Strong brand name	■ Free cash flow generation
■ Dominant market share	■ Long product life cycles
■ Recurring revenue stream	■ Strong company management
■ Enduring competitive advantage

Buy at a discount to the business’ true value.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Daily review of market, industry and company developments.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics and the team’s conviction in the overall business.

Growth stock portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Tollkeeper Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the six-month reporting period that ended June 30, 2008.

Performance Review

During the six-month reporting period that ended June 30, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of –14.24%, –14.60%, –14.52%, –14.11% and –14.24%, respectively. These returns compare to the –13.55% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

The Fund underperformed its benchmark during a difficult market environment. This was largely due to stock selection.

Market Review

The U.S. equity markets ended the first half of the year in negative territory as volatility persisted and risk aversion remained a prevalent theme for investors. Market volatility, as measured by the CBOE volatility index (VIX), hit a five-year high during March as investor uncertainty was fueled by weakness in the Financials sector and a poor consumer confidence report that indicated an economic slowdown in progress. Commodity prices increased and crude oil prices reached record highs. The Federal Reserve Board cut short-term interest rates several times during the period and stated that economic activity shows signs of growth while inflation remains a concern.

Portfolio Positioning

Tessera Technologies, Inc. a company that provides miniaturization technologies to the electronics industry, detracted from performance during the period after it experienced disappointing litigation results. Tessera Technologies is currently involved in a case before the International Trade Commission (ITC) to enforce several of the company’s patents. Recently, the ITC judge elected to stay (postpone) the case, pending the results of the U.S. Patent and Trademark Office reexamination of Tessera’s patents at suit. This was a disappointing result for the company as, in the event of a successful suit, it delays the receipt of the royalty streams for these patents. Tessera continues to collect royalties for these patents from existing licensees currently under contract. On the positive side, recently shares of Tessera rallied after the full commission at the ITC unanimously overturned the Administrative Law Judge’s order to stay this wireless patent case, a move that puts Tessera’s lawsuit back on track, albeit with a modest delay.

Shares of FormFactor, Inc. were down during the reporting period after the company reported worse than expected fourth quarter earnings. The company had seen strong demand for its new products as the semiconductor industry is transitioning to a new architecture. Unfortunately, FormFactor struggled to increase production enough to sufficiently meet customer demand. Rapid production increases typically grow revenue and market share while temporarily sacrificing margins due to higher expenses. The company’s recent quarterly results seem to confirm this trend as FormFactor was able to grow revenues substantially but not enough to overcome rapidly rising operational costs.

PORTFOLIO RESULTS

In addition, the upgrade to DRAM (the next generation of memory) has been slightly slower than expected in the industry. In our view, FormFactor is well positioned as the computer industry will suffer without new architectures. FormFactor is the dominant leader in chip-testing technology and we believe it has a competitive advantage as it essentially provides a consumable product for semiconductor testing since a new probe card is needed for each new architecture.

Video game publisher Activision, Inc. was a top contributor to performance during the reporting period after the company reported a better-than-expected fiscal fourth quarter. Activision’s results were driven by strong sales of the games Call of Duty 4 and Guitar Hero 3. The video game publisher is currently in the process of merging with Vivendi’s gaming division, Blizzard. The combined company, ActivisionBlizzard, would be the largest video game publisher in the world, with a strong portfolio of gaming franchises including the aforementioned Guitar Hero and Call of Duty as well as Tony Hawk, and the subscription-based game World of Warcraft. In our view, at this time, the merger would allow the company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe at this time that Activision is well positioned to grow the company’s video game franchise as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

Mobile handset chip maker QUALCOMM, Inc. positively contributed to performance during the period. QUALCOMM has been a primary beneficiary of rapid growth in the smartphone market as demand for the semiconductor company’s intellectual property has increased sharply. Smartphones require advanced semiconductor chips in order to utilize data-rich Internet and multi-media capabilities. QUALCOMM receives royalties from the handset makers when the company’s patented technologies are used in mobile devices. In addition to increased sales from smartphones, the cell phone industry is transitioning to the third generation standard, or “3G,” which employs more of QUALCOMM’s patented technologies than the current standard, GSM. We believe at this time that the expansion of the smartphone market and ongoing transition to 3G will fuel QUALCOMM’s growth in the future.

Portfolio Highlights

■	Switch & Data Facilities Co. (“Switch and Data”) — Switch and Data Facilities was a top contributor to performance as the company reported strong first-quarter earnings. Switch and Data provides space and power for customers’ computer and networking equipment (“colocation”) and enables customers to exchange network traffic through direction connections (“network neutral interconnection”). These services allow customers to use less office space, thereby avoiding the costs of building and maintaining their own facilities. This is especially useful in locales with high real estate costs. In its latest earnings report, Switch and Data noted that the industry has seen healthy demand and price increases, leading the company to raise its outlook for the year. In addition, the company has secured funding for its planned expansion in the New York metro area, a particularly high-cost real estate market. Investors were initially concerned the company

PORTFOLIO RESULTS

would be unable to secure debt financing to complete the build out. The stock rallied on news that the company acquired favorably priced capital. With the company’s expansion underway, we believe at this time that Switch and Data is well positioned within a rapidly growing industry.

■	Electronic Arts — Shares of the video game publisher Electronic Arts were down during the reporting period after the company extended a second, third and fourth hostile tender offer for competitor Take-Two Interactive Software. Electronic Arts made its first bid for Take-Two in February. Take-Two, the maker of the Grand Theft Auto videogame series, rejected the bid, citing that it did not fully value the business. Electronic Arts has subsequently made tender offers to the shareholders in an attempt to gain majority control. We believe the company would benefit from adding Take-Two’s gaming line-up to their already very strong portfolio. Electronic Arts has a well-established pipeline for effectively marketing and distributing video games, which could be utilized to improve the salability of the Take-Two games. In our view, however, we believe Electronic Arts also has a demonstrated history as a video game innovator and does not require this acquisition to sustain its strong growth. We believe Electronic Arts is well positioned in the rapidly growing video game industry and should continue to benefit as the next generation consoles gain penetration.

■	Netflix.com, Inc. — While Netflix.com’s shares were down slightly during the six-month period, the company raised guidance for the 2008 fiscal year as management believes it will benefit from an increase in subscriber growth. In February, Netflix decided to offer high definition DVDs in Sony’s Blu-ray format only. Recently, four of the six major movie studios decided only to offer movies in Blu-ray format. This action drove Netflix to make a strategic move as it was an indication that Sony’s Blu-Ray format would become the dominant DVD format. With Toshiba recently discontinuing its HD DVD product, Blu-ray has officially become the dominant format in the market and we believe consumers will now likely begin purchasing high definition DVD players. We believe at this time that Netflix is also well positioned to gain market share as competition in the industry has decreased.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 17, 2008

FUND BASICS

Tollkeeper Fund
as of June 30, 2008

PERFORMANCE REVIEW

December 31, 2007–	Fund Total Return	NASDAQ
June 30, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-14.24%	-13.55%
Class B	-14.60	-13.55
Class C	-14.52	-13.55
Institutional	-14.11	-13.55
Service	-14.24	-13.55

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-4.90%	9.76%	-0.61%	10/1/99
Class B	-5.19	9.86	-0.73	10/1/99
Class C	-1.10	10.17	-0.73	10/1/99
Institutional	0.98	11.43	0.43	10/1/99
Service	0.61	10.94	-0.04	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month- end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.58%
Class B	2.25	2.33
Class C	2.25	2.33
Institutional	1.10	1.18
Service	1.60	1.68

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 6/30/085

Holding	% of Net Assets	Line of Business

Electronic Arts, Inc.	5.7%	Software & Services
Microsoft Corp.	5.1	Software & Services
American Tower Corp. Class A	4.9	Telecommunication Services
Activision, Inc.	4.8	Software & Services
QUALCOMM, Inc.	4.2	Technology Hardware & Equipment
Apple, Inc.	4.1	Technology Hardware & Equipment
Google, Inc. Class A	3.9	Software & Services
Netflix, Inc.	3.8	Retailing
Iron Mountain, Inc.	3.7	Software & Services
Cisco Systems, Inc.	3.7	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF JUNE 30, 20086

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 15.1% of the Fund’s net assets as of 6/30/08.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 3.0%

Canada – 1.2%
3,235	Barrick Gold Corp. (Materials)	$147,192
3,145	Goldcorp, Inc. (Materials)	145,205

		292,397

South Africa – 1.2%
4,276	AngloGold Ashanti Ltd. ADR (Materials)	145,128
11,282	Gold Fields Ltd. ADR (Materials)	142,717

		287,845

United States – 0.6%
2,594	Newmont Mining Corp. (Materials)	135,303

TOTAL COMMON STOCKS
(Cost $674,716)		$715,545

Exchange Traded Fund – 2.0%

Other – 2.0%
3,445	iShares MSCI Emerging Markets Index Fund	$467,073
(Cost $515,766)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 90.8%

Foreign Sovereign Debt Obligation – 9.9%
France – 9.9%
France Treasury Bill

EUR 1,500,000	4.294%	09/04/08	$2,343,537

Discount Notes – 63.8%
FHLMC
$500,000	2.386	09/29/08	497,075
FNMA
700,000	2.364	09/17/08	696,451
FNMA(a)
14,000,000	2.201	08/20/08	13,956,600

			15,150,126

Time Deposit – 17.1%
JPMorgan Chase Euro – Time Deposit
$4,058,106	1.922	07/01/08	4,058,106

TOTAL SHORT-TERM OBLIGATIONS
(Cost $21,496,116)			$21,551,769

TOTAL INVESTMENTS – 95.8%
(Cost $22,686,598)			$22,734,387

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%			997,136

NET ASSETS – 100.0%			$23,731,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2008, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACT

Upfront
		Notional	Rates		Payments
		Amount	Paid by	Termination	made by	Unrealized
Swap Counterparty	Reference Obligation	(000’s)	the Fund	Date	the Fund(a)	Gain

Protection Purchased:
UBS AG	CDX North America High Yield 10 Index	$5,300	5.000%	06/20/13	$201,202	$103,553

(a)	Net of amortization.

FORWARD FOREIGN CURRENCY CONTRACTS — At June 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract		Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Expiration Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	9/17/08	$564,018	$569,346	$5,328
Euro	Purchase	9/17/08	4,831,660	4,900,729	69,069
Singapore Dollar	Purchase	9/17/08	515,313	516,371	1,058

TOTAL					$75,455

Open Forward Foreign Currency	Contract		Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Expiration Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	9/17/08	$95,012	$94,891	$(121)
Euro	Sale	9/17/08	2,291,370	2,352,350	(60,980)
Singapore Dollar	Purchase	9/17/08	147,721	147,534	(187)

TOTAL					$(61,288)

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Loss

Dow Jones EURO STOXX 50 Index	79	September 2008	$4,204,096	$(189,287)
Russell 2000 Index	30	September 2008	2,075,100	(77,208)
10 Year U.S. Treasury Notes	(68)	September 2008	(7,746,688)	(95,638)

TOTAL				$(362,133)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Schedule of Investments
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 44.6%

AIG-FP Private Funding (Cayman) Ltd.
$21,000,000	2.566%	05/11/09	$30,431,351
2,500,000	2.331	07/15/09	2,695,827
2,000,000	2.333	07/15/09	2,099,980
13,000,000	2.588	07/15/09	20,394,454
2,300,000	2.301	07/15/09	3,031,095
Barclays Bank PLC
1,000,000	2.538	05/26/09	3,253,170
Commonwealth Bank of Australia Series A
40,000,000	2.558	12/22/08	93,061,260
Landesbank Baden-Wurttemberg
20,000,000	2.333	06/29/09	27,288,400
Merrill Lynch & Co.
15,000,000	2.227	07/13/09	16,062,900
Morgan Stanley Capital Services
9,000,000	2.388	06/08/09	14,092,650
Natixis Financial Products, Inc.
20,000,000	2.375	07/20/09	25,318,203

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $146,171,082)			$237,729,290

Corporate Bonds – 9.3%

Banks – 3.3%
ANZ Capital Trust(a)
$1,950,000	4.484%	01/29/49	$1,888,312
Citigroup, Inc
2,075,000	5.125	02/14/11	2,071,570
Greater Bay Bancorp
4,150,000	5.125	04/15/10	4,256,452
Independence Community Bank Corp.(b)
825,000	3.750	04/01/14	662,451
ING Capital Funding Trust III(b)
1,775,000	8.439	12/29/49	1,787,234
JPMorgan Chase & Co.
1,250,000	6.625	03/15/12	1,298,940
2,100,000	4.750	05/01/13	2,025,942
Nordea Bank Sweden AB(a)(b)
1,410,000	8.950	11/29/49	1,458,408
Santander Central Hispano Issuances Ltd.
1,725,000	7.625	11/03/09	1,779,869
Sovereign Bank(b)
700,000	4.375	08/01/13	541,738

			17,770,916

Brokerage – 0.7%
Bear Stearns Companies, Inc.
1,625,000	5.850	07/19/10	1,650,217
Lehman Brothers Holdings, Inc.
1,000,000	2.778(b )	05/25/10	926,300
900,000	6.000	07/19/12	871,332

			3,447,849

Communications – 0.4%
GTE Corp
900,000	7.510	04/01/09	924,068
Time Warner Cable, Inc
1,025,000	5.400	07/02/12	1,014,646

			1,938,714

Consumer Cyclical – 0.4%
Daimler Finance North America LLC(b)
1,925,000	3.218	03/13/09	1,921,645

Electric – 0.2%
Mid American Energy Holdings Co.
950,000	5.650	07/15/12	974,514

Financial Companies – 2.2%
American General Finance Corp.
3,075,000	4.000	03/15/11	2,826,739
Countrywide Home Loans, Inc.
2,075,000	4.000	03/22/11	1,898,625
General Electric Capital Corp.
4,025,000	4.125	09/01/09	4,031,486
Household Finance Corp.
925,000	7.000	05/15/12	968,105
HSBC Finance Corp.
1,800,000	8.000	07/15/10	1,898,807

			11,623,762

Insurance – 1.2%
Metropolitan Life Global Funding I(a)
2,075,000	5.125	04/10/13	2,043,228
Mony Group, Inc.
1,450,000	8.350	03/15/10	1,525,184
Prudential Financial, Inc.
1,975,000	5.800	06/15/12	2,014,332
ZFS Finance USA Trust I(a)(b)
1,000,000	6.150	12/15/65	912,004

			6,494,748

REITs – 0.9%
Camden Property Trust
1,175,000	4.375	01/15/10	1,128,594
Colonial Realty LP
2,000,000	4.750	02/01/10	1,921,233
Westfield Capital Corp. Ltd.(a)
2,025,000	4.375	11/15/10	1,987,254

			5,037,081

TOTAL CORPORATE BONDS
(Cost $49,808,055)			$49,209,229

Mortgage-Backed Obligations – 13.5%

Adjustable Rate FHLMC(b) – 1.0%
$5,267,350	5.197	01/01/37	$5,358,101

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

ADDITIONAL INVESTMENT INFORMATION (continued)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(b) – (continued)

Adjustable Rate Non-Agency(b) – 3.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$289,846	4.996%	04/25/3	$273,855
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
464,337	4.449	04/25/34	440,848
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
2,000,000	4.650	10/25/35	1,796,470
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
1,129,522	5.071	06/25/35	1,074,445
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
2,462,229	2.783	08/25/35	1,968,177
Countrywide Alternative Loan Trust Series 2005-38, Class A1
356,360	5.028	09/25/35	276,259
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
3,106,564	2.813	11/20/35	2,442,521
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
772,194	4.842	04/20/35	761,382
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
377,999	4.547	11/20/34	326,743
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
1,623,120	4.901	08/20/35	1,309,764
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
167,952	4.750	12/25/34	165,196
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
497,516	5.373	08/25/35	411,719
Luminent Mortgage Trust Series 2006-5, Class A1A
663,153	2.672	07/25/36	488,241
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
3,814,856	6.480	11/25/37	3,001,554
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,135,713	4.528	01/25/46	875,080
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
526,798	4.380	05/25/34	470,525
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
226,810	5.250	09/25/34	195,781
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
966,624	5.450	11/25/34	824,003
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
691,006	4.243	06/25/34	673,900

Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,726,359	2.802	08/25/45	2,049,669

			19,826,132

Collateralized Mortgage Obligations – 0.8%
Interest Only(b)(e) – 0.0%
FNMA Series 2005-105, Class IH A
617,082	0.000%	11/25/33	28,164

Planned Amortization Class – 0.8%
FHLMC Series 2005-2911, Class BU
4,208,547	5.000	09/15/23	4,239,482

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			4,267,646

Commercial Mortgage-Backed Securities – 1.8%
Adjustable Rate Non-Agency(b) – 0.2%
Morgan Stanley Capital I Series 2005-HQ7, Class A4
1,000,000	5.379	11/14/42	947,779

Sequential Fixed Rate – 1.6%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
2,000,000	5.414	09/10/47	1,890,969
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3
2,000,000	5.467	09/15/39	1,893,000
First Union National Bank Commercial Mortgage Series 2000-C2, Class A2
2,933,457	7.202	10/15/32	3,039,759
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3
2,000,000	5.347	11/15/38	1,873,270

			8,696,998

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			9,644,777

FHLMC – 0.2%
847,380	7.000	11/01/37	889,318

FNMA – 6.0%
2,223,620	4.000	08/01/13	2,190,945
252,550	4.000	10/01/13	248,623
296,589	4.000	05/01/14	290,884
1,757,191	4.000	06/01/14	1,722,557
1,309,817	4.000	12/01/14	1,279,989
1,692,188	4.000	02/01/15	1,652,796
2,832,910	4.000	03/01/15	2,765,443
10,789,551	5.500	06/01/20	10,961,397
118,780	7.000	10/01/35	124,554
32,633	7.000	09/01/36	34,214
625,349	7.000	12/01/36	655,655
710,683	7.000	03/01/37	745,102
5,541,755	7.000	04/01/37	5,810,152
140,503	7.000	06/01/37	147,298

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

ADDITIONAL INVESTMENT INFORMATION (continued)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$28,663	7.000%	08/01/37	$30,052
736,708	6.500	10/01/37	759,255
556,610	7.000	10/01/37	583,527
494,830	5.000	03/01/38	474,361
940,898	7.000	03/01/38	987,649
498,818	5.000	04/01/38	478,563

			31,943,016

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $75,362,473)			$71,928,990

Agency Debenture – 1.7%

FFCB
$9,100,000	5.500%	07/30/10	$9,120,393
(Cost $9,121,226)

Asset-Backed Securities – 0.7%

Home Equity – 0.7%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$1,277,117	3.482%	10/25/37	$1,149,405
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
430,000	3.733	10/25/37	279,500
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
800,000	3.933	10/25/37	400,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
344,884	7.000	09/25/37	277,847
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
347,276	7.000	09/25/37	245,380
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
1,399,044	3.682	11/20/36	1,180,219

TOTAL ASSET-BACKED SECURITIES
(Cost $4,599,618)			$3,532,351

Municipal Debt Obligation – 1.0%

Texas – 1.0%
Texas State Turnpike Authority RB for First Tier Series 2002 B (AMBAC)(f)
$5,340,000	9.500%	07/09/08	$5,340,000
(Cost $5,340,000)

U.S. Treasury Obligations – 5.3%

United States Treasury Bonds
$300,000	4.500%	02/15/36	$297,846

United States Treasury Notes
23,600,000	2.875	06/30/10	23,712,569
4,100,000	4.750	08/15/17 (g)	4,342,966

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,134,062)			$28,353,381

	Interest
Shares	Rate	Value

Preferred Stock – 0.0%

Banks – 0.0%
Royal Bank of Scotland Group PLC ADR
175,000	9.118%	$176,340
(Cost $185,254)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 28.1%

Commercial Paper – 6.3%
Amstel Funding Corp.
$5,000,000	2.790%	09/05/08	$4,972,200
Aspen Funding Corp.
5,000,000	2.658	09/05/08	4,972,200
Atlantis One Funding Corp.
5,000,000	2.697	09/05/08	4,972,200
CIESCO LLC
5,000,000	2.689	09/05/08	4,972,200
Falcon Asset Securitization Co. LLC(a)
5,000,000	2.598	09/05/08	4,971,900
Ranger Funding Co. LLC
3,800,000	2.597	09/05/08	3,778,872
Thames Asset Global Securitization, Inc.(a)
5,000,000	2.669	09/09/08	4,971,900

			33,611,472

Time Deposit – 21.8%
JPMorgan Chase Euro – Time Deposit
115,939,007	1.922	07/01/08	115,939,007

TOTAL SHORT-TERM OBLIGATIONS
(Cost $149,572,993)			$149,550,479

TOTAL INVESTMENTS – 104.2%
(Cost $468,294,763)			$554,940,453

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%			(22,368,043)

NET ASSETS – 100.0%			$532,572,410

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $257,791,201, which represents approximately 48.4% of net assets as of June 30, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(c)	Security is linked to the S&P GSCI Total Return Index (“the Index”). The Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.
ADDITIONAL INVESTMENT INFORMATION (continued)

(d)	The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(e)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	Security with “put” features with resetting interest rates. Maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at June 30, 2008.

(g)	All or a portion of security is segregated for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(61)	September 2008	$(14,803,175)	$67,553
Eurodollars	(61)	December 2008	(14,765,050)	94,001
Eurodollars	(61)	March 2009	(14,743,700)	103,263
Eurodollars	(61)	June 2009	(14,711,675)	106,248
Eurodollars	(68)	September 2009	(16,356,550)	121,770
Eurodollars	(68)	December 2009	(16,308,950)	128,829
Eurodollars	(34)	March 2010	(8,138,325)	80,065
U.S. Treasury Bonds	(65)	September 2008	(7,513,594)	(149,922)
2 Year U.S. Treasury Notes	(77)	September 2008	(16,262,640)	(39,086)
5 Year U.S. Treasury Notes	(175)	September 2008	(19,347,070)	(251,643)
10 Year U.S. Treasury Notes	182	September 2008	20,733,781	255,483
30-Day Federal Funds	102	November 2008	41,509,783	6,953

TOTAL				$523,514

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000’s)(a)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$1,490	12/24/10	3 Month LIBOR	3.780%	$—	$4,757
	2,170	12/29/10	3 Month LIBOR	3.868	—	3,775
	1,530	12/29/10	3 Month LIBOR	4.000	—	(1,154)
	5,160	01/07/11	3 Month LIBOR	3.658	—	30,920
	600	12/17/13	4.250%	3 Month LIBOR	4,090	(9,885)
	10,400	12/17/15	3 Month LIBOR	4.500	(40,536)	120,683
	1,300	12/24/15	4.520	3 Month LIBOR	—	(8,951)
	1,900	12/29/15	4.630	3 Month LIBOR	—	(1,076)
	1,300	12/29/15	4.745	3 Month LIBOR	—	8,057
	4,500	01/07/16	4.487	3 Month LIBOR	—	(42,320)
	2,200	12/17/18	4.750	3 Month LIBOR	(35,178)	25,538
	2,100	12/17/28	3 Month LIBOR	5.000	42,105	(39,934)
	350	12/24/38	3 Month LIBOR	5.011	—	1,489
	520	12/29/38	3 Month LIBOR	5.121	—	(6,531)
	370	12/29/38	3 Month LIBOR	5.215	—	(9,953)
	1,230	01/07/39	3 Month LIBOR	5.017	—	4,841
J.P.Morgan Securities, Inc.	13,100	12/17/13	3 Month LIBOR	4.250	141,741	(34,242)
	100	12/17/13	4.250	3 Month LIBOR	650	(1,616)
	11,800	12/17/15	3 Month LIBOR	4.500	(99,240)	190,176
	3,900	12/17/18	3 Month LIBOR	4.750	(10,213)	27,302
	2,300	12/17/18	4.750	3 Month LIBOR	8,290	(18,369)
	2,100	12/17/28	3 Month LIBOR	5.000	(16,491)	18,662
	3,900	12/17/28	5.000	3 Month LIBOR	(17,235)	13,202

TOTAL					$(22,017)	$275,371

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

Australia – 17.1%
8,338,248	Australand Property Group (REIT) (Residential)	$9,505,897
2,693,934	Becton Property Group (Diversified)	3,689,628
38,304,486	Centro Retail Group (REIT) (Retail)	11,534,123
139,752	GPT Group (REIT) (Diversified)	297,791
14,465,030	ING Real Estate Community Living Group (REIT) (Residential)(a)	6,247,552
3,841,055	Macquarie CountryWide Trust (REIT) (Retail)	3,313,872
9,197,360	Macquarie DDR Trust (REIT) (Retail)	3,520,066
2,636,679	Mirvac Group (REIT) (Diversified)	7,488,261
3,218,099	Stockland (REIT) (Diversified)	16,640,106
1,939,734	Sunland Group Ltd. (Diversified)	4,227,941
2,119,274	Thakral Holdings Group (REIT) (Hotels)	1,705,681
11,768,078	Tishman Speyer Office Fund (REIT) (Office)(a)	15,461,026
39,924,008	Valad Property Group (REIT) (Office)	25,609,981
2,943,631	Westfield Group (REIT) (Retail)	45,996,051

		155,237,976

Austria – 1.9%
972,988	Conwert Immobilien Invest SE (Diversified)*	16,705,759

Brazil – 3.2%
715,099	BR Malls Participacoes SA (Retail)*	6,780,304
546,616	Iguatemi Empresa de Shopping Centers SA (Retail)	7,259,344
336,669	MRV Engenharia e Participacoes SA (Residential)	7,497,401
636,249	Multiplan Empreendimentos Imobiliarios SA (Retail)*	7,421,780

		28,958,829

Canada – 3.4%
319,410	Boardwalk Real Estate Investment Trust (REIT) (Residential)	11,950,075
1,045,309	Brookfield Properties Corp. (Office)	18,780,093

		30,730,168

China – 2.8%
11,422,000	China Overseas Land & Investment Ltd. (Diversified)	18,104,527
9,104,500	Shui On Land Ltd. (Diversified)	7,592,150

		25,696,677

France – 9.0%
275,496	Klepierre (REIT) (Retail)	$13,811,510
295,324	Unibail-Rodamco (REIT) (Diversified)(a)	68,006,265

		81,817,775

Germany – 0.7%
6,741,228	Dawnay Day Sirius Ltd. (Office)	6,663,955

Hong Kong – 17.4%
5,709,000	Hang Lung Properties Ltd. (Retail)	18,327,982
3,345,000	Henderson Land Development Co. Ltd. (Diversified)	20,913,788
7,787,000	Hongkong Land Holdings Ltd. (Office)	33,112,863
4,229,651	Hysan Development Co. Ltd. (Diversified)	11,639,258
2,549,523	Kerry Properties Ltd. (Diversified)	13,408,170
3,582,000	Sun Hung Kai Properties Ltd. (Diversified)	48,693,955
2,723,000	The Wharf (Holdings) Ltd. (Diversified)	11,400,196

		157,496,212

India – 0.7%
10,080,000	Ascendas India Trust (REIT) (Office)	6,704,936

Japan – 19.8%
2,937	Japan Excellent, Inc. (REIT) (Office)	14,323,484
3,237	Kenedix Realty Investment Corp. (REIT) (Diversified)	19,246,756
2,626,000	Mitsubishi Estate Co. Ltd. (Diversified)	60,121,280
2,911,000	Mitsui Fudosan Co. Ltd. (Office)	62,304,099
575,000	Sumitomo Realty & Development Co. Ltd. (Office)	11,438,524
1,445	Tokyu REIT, Inc. (REIT) (Office)	11,755,827

		179,189,970

Mexico – 2.1%
5,458,171	Urbi Desarrollos Urbanos SA de CV (Residential)*(a)	18,867,634

Singapore – 6.6%
8,601,000	Ascendas Real Estate Investment Trust (REIT) (Industrial)	13,945,328
4,996,000	CapitaLand Ltd. (Residential)	20,993,632
8,357,000	CapitaMall Trust (REIT) (Retail)	18,432,512
6,644,000	Suntec Real Estate Investment Trust (REIT) (Office)	6,646,530

		60,018,002

Sweden – 2.2%
1,366,230	Castellum AB (Diversified)	12,962,949
756,521	Hufvudstaden AB Class A (Diversified)	7,262,347

		20,225,296

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

United Kingdom – 11.2%
1,796,896	British Land Co. PLC (REIT) (Diversified)	$25,268,966
859,442	Capital & Regional PLC (Retail)	3,247,744
878,470	Derwent London PLC (REIT) (Office)	17,562,517
1,998,587	Great Portland Estates PLC (REIT) (Office)	13,411,643
463,583	Land Securities Group PLC (REIT) (Diversified)	11,312,881
1,160,528	Liberty International PLC (REIT) (Retail)	19,806,691
2,464,712	Unite Group PLC (Residential)	11,374,795

		101,985,237

TOTAL COMMON STOCKS
(Cost $989,994,900)		$890,298,426

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 1.5%

	JPMorgan Chase Euro – Time Deposit
$	$13,498,055	1.922%	07/01/08	$13,498,055
	(Cost $13,498,055)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $1,003,492,955)			$903,796,481

	Interest
Shares	Rate	Value

Securities Lending Collateral – 1.6%

Boston Global Investment Trust – Enhanced Portfolio(b)
14,569,830	2.745%	$14,569,830
(Cost $14,569,830)

TOTAL INVESTMENTS – 101.2%
(Cost $1,018,062,785)		$918,366,311

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(11,066,207)

NET ASSETS – 100.0%		$907,300,104

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

As a % of
Net Assets

Investments Industry Classifications†

Diversified	42.4%
Hotels	0.2
Industrial	1.6
Office	26.8
Residential	9.4
Retail	17.7
Short-term Investments#	3.1

TOTAL INVESTMENTS	101.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligation and securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%

Diversified – 7.7%
203,723	Duke Realty Corp. (REIT)	$4,573,581
576,609	Vornado Realty Trust (REIT)	50,741,592

		55,315,173

Healthcare – 8.3%
576,118	HCP, Inc. (REIT)	18,326,314
204,196	Health Care REIT, Inc. (REIT)(a)	9,086,722
137,584	Nationwide Health Properties, Inc. (REIT)(a)	4,332,520
660,555	Ventas, Inc. (REIT)	28,119,826

		59,865,382

Hotels – 5.2%
1,170,588	Host Hotels & Resorts, Inc. (REIT)(a)	15,978,526
1,027,825	Morgans Hotel Group Co.*(a)	10,586,598
64,619	Orient-Express Hotels Ltd. Class A	2,807,049
202,685	Starwood Hotels & Resorts Worldwide, Inc.	8,121,588

		37,493,761

Industrial – 10.4%
485,494	AMB Property Corp. (REIT)	24,459,188
919,311	ProLogis (REIT)	49,964,553

		74,423,741

Office – 16.7%
165,887	Alexandria Real Estate Equities, Inc. (REIT)(a)	16,147,441
398,557	Boston Properties, Inc. (REIT)(a)	35,957,812
226,192	Brandywine Realty Trust (REIT)	3,564,786
783,763	Brookfield Properties Corp.	13,943,144
307,013	Digital Realty Trust, Inc. (REIT)(a)	12,559,902
494,097	Douglas Emmett, Inc. (REIT)	10,855,311
321,799	SL Green Realty Corp. (REIT)(a)	26,619,213

		119,647,609

Other – 2.2%
174,937	American Tower Corp. Class A*	7,391,088
419,160	Gramercy Capital Corp. (REIT)(a)	4,858,064
274,402	iStar Financial, Inc. (REIT)(a)	3,624,851

		15,874,003

Multifamily – 15.4%
647,432	American Campus Communities, Inc. (REIT)(a)	18,024,507
317,682	Apartment Investment & Management Co. (REIT)	10,820,249
280,159	AvalonBay Communities, Inc. (REIT)(a)	24,978,976
82,975	BRE Properties, Inc. (REIT)	3,591,158
578,641	Equity Residential (REIT)	22,144,591
199,464	Essex Property Trust, Inc. (REIT)(a)	21,242,916
198,946	Home Properties, Inc. (REIT)(a)	9,561,345

		110,363,742

Retail – 27.4%
439,272	Acadia Realty Trust (REIT)(a)	10,169,147
197,944	Developers Diversified Realty Corp. (REIT)	6,870,636
310,492	Federal Realty Investment Trust (REIT)(a)	21,423,948
607,055	General Growth Properties, Inc. (REIT)	21,265,137
511,848	Kimco Realty Corp. (REIT)(a)	17,668,993
334,870	Regency Centers Corp. (REIT)	19,797,514
749,082	Simon Property Group, Inc. (REIT)(a)	67,334,981
406,843	Taubman Centers, Inc. (REIT)	19,792,912
201,934	The Macerich Co. (REIT)	12,546,159

		196,869,427

Self Storage – 3.8%
335,431	Public Storage, Inc. (REIT)	27,099,471

TOTAL COMMON STOCKS
(Cost $700,422,047)		$696,952,309

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.4%

JPMorgan Chase Euro – Time Deposit
$17,153,849	1.922%	07/01/08	$17,153,849
(Cost $17,153,849)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $717,575,896)			$714,106,158

	Interest
Shares	Rate	Value

Securities Lending Collateral – 29.3%

Boston Global Investment Trust – Enhanced Portfolio(b)
209,923,650	2.745%	$209,923,650
(Cost $209,923,650)

TOTAL INVESTMENTS – 128.8%
(Cost $927,499,546)		$924,029,808

LIABILITIES IN EXCESS OF OTHER ASSETS – (28.8)%		(206,636,825)

NET ASSETS – 100.0%		$717,392,983

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 99.9%

Consumer Durables & Apparel – 2.1%
147,880	Harman International Industries, Inc.	$6,120,753

Diversified Financials – 1.6%
11,820	CME Group, Inc.	4,529,306

Insurance – 1.4%
219,353	eHealth, Inc.*(a)	3,873,774

Media – 2.5%
196,650	Lamar Advertising Co. Class A*(a)	7,085,300

Retailing – 6.4%
101,440	Amazon.com, Inc.*(a)	7,438,595
415,210	Netflix, Inc.*(a)	10,824,525

		18,263,120

Semiconductors & Semiconductor Equipment – 9.9%
145,276	Cavium Networks, Inc.*(a)	3,050,796
358,860	FormFactor, Inc.*	6,613,790
715,730	Intellon Corp.*	2,361,909
258,950	Linear Technology Corp.(a)	8,434,001
470,460	Tessera Technologies, Inc.*	7,701,430

		28,161,926

Software & Services – 40.7%
395,120	Activision, Inc.*	13,461,738
51,360	Bankrate, Inc.*	2,006,635
195,510	Citrix Systems, Inc.*	5,749,949
235,170	Cognizant Technology Solutions Corp. Class A*	7,645,377
361,833	Electronic Arts, Inc.*	16,076,240
104,050	Equinix, Inc.*(a)	9,283,341
20,895	Google, Inc. Class A*(a)	10,999,546
396,310	Iron Mountain, Inc.*	10,522,031
524,645	Microsoft Corp.	14,432,984
282,590	NeuStar, Inc. Class A*	6,092,640
531,680	Switch & Data Facilities Co., Inc.*	9,033,243
403,370	Western Union Co.	9,971,307

		115,275,031

Technology Hardware & Equipment – 26.9%
97,100	Amphenol Corp. Class A	4,357,848
68,923	Apple, Inc.*	11,540,467
451,865	Cisco Systems, Inc.*	10,510,380
446,730	Dell, Inc.*	9,774,453
225,208	Dolby Laboratories, Inc. Class A*	9,075,882
201,890	NetApp, Inc.*	4,372,937
253,530	Neutral Tandem, Inc.*	4,436,775
266,075	QUALCOMM, Inc.	11,805,748
88,370	Research In Motion Ltd.*	10,330,453

		76,204,943

Telecommunication Services – 8.4%
328,610	American Tower Corp. Class A*	13,883,772
259,683	MetroPCS Communications, Inc.*	4,598,986
329,396	tw telecom, inc.*	5,280,218

		23,762,976

TOTAL COMMON STOCKS
(Cost $268,259,181)		$283,277,129

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 1.4%

	JPMorgan Chase Euro – Time Deposit
$	$3,833,438	1.922%	07/01/08	$3,833,438
	(Cost $3,833,438)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $272,092,619)			$287,110,567

	Interest
Shares	Rate	Value

Securities Lending Collateral – 15.1%

Boston Global Investment Trust – Enhanced Portfolio(b)
42,789,725	2.745%	$42,789,725
(Cost $42,789,725)

TOTAL INVESTMENTS – 116.4%
(Cost $314,882,344)		$329,900,292

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.4)%		(46,411,328)

NET ASSETS – 100.0%		$283,488,964

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities
June 30, 2008 (Unaudited)

Absolute Return
Tracker Fund

Assets:

Investment in securities, at value (identified cost $22,686,598, $468,294,763, $1,003,492,955, $717,575,896 and $272,092,619, respectively)(a)	$22,734,387
Securities lending collateral, at value which equals cost	—
Cash	—
Foreign currencies, at value (identified cost $305,454 and $1,738,115 for Absolute Return Tracker and International Real Estate Securities, respectively)	302,368
Due from Custodian	—
Receivables:
Fund shares sold	689,846
Investment securities sold, at value	635,791
Due from broker-variation margin, at value	250,770
Reimbursement from investment adviser	42,232
Dividends and interest, at value	6,901
Due from broker(b)	—
Foreign tax reclaims, at value	—
Securities lending income	—
Swap contracts, at value (includes upfront payments made of $201,202 and $196,876 for Absolute Return Tracker and Commodity Strategy, respectively)	304,755
Deferred offering costs	268,897
Forward foreign currency exchange contracts, at value	75,455
Other assets	—

Total assets	25,311,402

Liabilities:

Due to Custodian	238,065
Payables:
Investment securities purchased, at value	1,210,693
Due to broker-variation margin, at value	24,343
Amounts owed to affiliates	19,472
Fund shares redeemed	—
Payable upon return of securities loaned	—
Swap contracts, at value (includes upfront payments received of $218,893 for Commodity Strategy only)	—
Forward foreign currency exchange contracts, at value	61,288
Accrued expenses and other liabilities	26,018

Total liabilities	1,579,879

Net Assets:

Paid-in capital	24,266,646
Accumulated undistributed (distributions in excess of) net investment income (loss)	18,098
Accumulated net realized gain (loss) from investment, futures, swap contract and foreign currency related transactions	(397,872)
Net unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	(155,349)

NET ASSETS	$23,731,523

Net Assets:
Class A	$1,997,117
Class B	—
Class C	40,968
Institutional	21,673,958
Service	—
Class IR	9,742
Class R	9,738

Total Net Assets	$23,731,523

Shares outstanding, $0.001 par value (unlimited number of shares authorized)
Class A	205,030
Class B	—
Class C	4,210
Institutional	2,224,597
Service	—
Class IR	1,000
Class R	1,000

Net asset value, offering and redemption price per share:(c)
Class A	$9.74
Class B	—
Class C	9.73
Institutional	9.74
Service	—
Class IR	9.74
Class R	9.74

(a)	Includes loaned securities having a market value of $13,885,143, $204,198,620 and $41,447,947 for the International Real Estate Securities, Real Estate Securities, and Tollkeeper Funds, respectively.
(b)	Represents restricted cash of $936,819 on deposit with counterparties as collateral for swaps for the Commodity Strategy Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Absolute Return Tracker, International Real Estate Securities, Real Estate Securities, Tollkeeper and (NAV per share multiplied by 1.0471) for Commodity Strategy Funds is $10.31, $9.26, $15.32, $10.46 and $17.76, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate	Tollkeeper
Strategy Fund	Securities Fund	Securities Fund	Fund

$554,940,453	$903,796,481	$714,106,158	$287,110,567
—	14,569,830	209,923,650	42,789,725
221,977	43	—	—
—	1,786,834	—	—
—	—	—	93,988

3,804,140	14,010,272	11,426,820	669,717
39,967,134	13,215,900	10,350,472	—
—	—	—	—
28,780	—	31,296	—
1,492,455	6,048,199	2,570,811	156,612
936,819	—	—
—	319,570	—	1,125
—	15,539	41,952	64,553
353,852	—	—	—
—	—	—	—
—	—	—	—
2,027	11,959	5,962	965

601,747,637	953,774,627	948,457,121	330,887,252

—	—	—	—

13,241,741	19,269,394	17,401,366	3,225,679
19,230	—	—	—
288,667	1,007,190	776,077	417,786
55,368,620	11,269,370	2,802,609	673,674
—	14,569,830	209,923,650	42,789,725
100,498	—	—	—
—	—	—	—
156,471	358,739	160,436	291,424

69,175,227	46,474,523	231,064,138	47,398,288

314,921,194	1,250,979,768	696,276,189	1,599,215,960
(22,685)	(56,259,880)	(135,540)	(1,166,602)
130,229,326	(187,814,855)	24,722,072	(1,329,578,526)
87,444,575	(99,604,929)	(3,469,738)	15,018,132

$532,572,410	$907,300,104	$717,392,983	$283,488,964

$141,466,281	$392,349,413	$276,890,713	$180,841,639
—	—	9,356,205	33,409,855
7,548,486	16,841,229	13,333,998	49,602,008
383,466,752	498,101,807	410,983,285	17,370,585
—	—	6,810,668	2,264,877
69,943	7,655	9,070	—
20,948	—	9,044	—

$532,572,410	$907,300,104	$717,392,983	$283,488,964

8,340,748	44,820,164	19,117,754	18,307,901
—	—	645,446	3,614,399
446,878	1,934,681	930,307	5,368,943
22,479,286	56,939,590	28,165,844	1,696,972
—	—	467,483	230,675
4,127	878	626	—
1,236	—	625	—

$16.96	$8.75	$14.48	$9.88
—	—	14.50	9.24
16.89	8.70	14.33	9.24
17.06	8.75	14.59	10.24
—	—	14.57	9.82
16.95	8.72	14.49	—
16.95	—	14.48	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations
For the Period Ended June 30, 2008 (Unaudited)

Absolute Return
Tracker Fund(a)

Investment Income:

Dividends(b)	$5,183
Interest (including securities lending income of $0, $0, $308,357, $364,201 and $391,434, respectively)	32,615

Total investment income	37,798

Expenses:

Management fees	18,610
Distribution and Service fees(c)	138
Transfer Agent fees(c)	723
Amortization of offering costs	16,129
Professional fees	11,977
Custody and accounting fees	7,047
Printing fees	4,060
Trustee fees	1,479
Registration fees	377
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	1,392

Total expenses	61,932

Less — expense reductions	(42,232)

Net expenses	19,700

NET INVESTMENT INCOME (LOSS)	18,098

Realized and unrealized gain (loss) from investment, futures, swap contract and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — (including commissions recaptured of $8,862 for Tollkeeper Fund only)	—
Foreign currency related transactions	5,953
Futures transactions	(408,231)
Swap contracts	4,406
Net change in unrealized gain (loss) on:
Investments	47,789
Futures	(362,133)
Swap contracts	147,915
Translation of assets and liabilities denominated in foreign currencies	11,080

Net realized and unrealized gain (loss) from investment, futures, swap contract and foreign currency related transactions:	(553,221)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(535,123)

(a)	Commenced operations on May 30, 2008.
(b)	Foreign taxes withheld on dividends were $1,762,674 and $33,706 for the International Real Estate Securities and Real Estate Securities Funds, respectively.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$119	$—	$15	$4	$91	$—	$3	$627	$—	$1	$1
Commodity Strategy	130,483	—	14,907	39	67,851	—	1,938	68,954	—	12	10
International Real Estate Securities	588,512	—	82,123	—	447,273	—	15,604	108,781	—	8	—
Real Estate Securities	368,978	53,255	72,400	24	280,426	10,119	13,756	82,221	1,371	9	9
Tollkeeper	218,118	263,581	260,148	—	165,771	50,081	49,428	3,785	307	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate	Tollkeeper
Strategy Fund	Securities Fund	Securities Fund	Fund

$—	$16,949,890	$13,697,174	$384,300
5,571,359	676,453	479,757	423,226

5,571,359	17,626,343	14,176,931	807,526

1,130,336	5,404,077	3,691,468	1,498,503
145,429	670,635	494,657	741,847
138,765	571,666	387,911	269,372
230,690	—	—	—
57,906	30,701	28,487	25,424
44,165	308,433	49,086	24,727
58,051	80,367	70,436	37,986
7,436	7,436	7,436	7,436
53,027	41,752	51,605	27,646
—	—	8,568	1,917
—	—	8,568	1,917
35,016	53,833	37,009	27,687

1,900,821	7,168,900	4,835,231	2,664,462

(387,488)	(296,266)	(233,646)	(58,644)

1,513,333	6,872,634	4,601,585	2,605,818

4,058,026	10,753,709	9,575,346	(1,798,292)

112,590,781	(144,694,953)	(94,330)	21,806,324
—	198,250	—	—
2,026,021	—	—	—
(428,340)	—	—	—

39,998,981	(84,001,120)	(49,452,609)	(71,288,609)
(703,300)	—	—	—
229,259	—	—	—
—	(1,730)	—	105

153,713,402	(228,499,553)	(49,546,939)	(49,482,180)

$157,771,428	$(217,745,844)	$(39,971,593)	$(51,280,472)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund	Commodity Strategy Fund
	For the	For the
	Period Ended	Six Months Ended		For the
	June 30, 2008(a)	June 30, 2008		Period Ended
	(Unaudited)	(Unaudited)		December 31, 2007(b)

From operations:

Net investment income (loss)	$18,098	$4,058,026		$5,378,334
Net realized gain (loss) from investment, futures, swap contracts, and foreign currency related transactions	(397,872)	114,188,462		16,079,439
Net change in unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	(155,349)	39,524,940		47,919,635

Net increase (decrease) in net assets resulting from operations	(535,123)	157,771,428		69,377,408

Distributions to shareholders:

From net investment income
Class A Shares	—	(842,861)		(1,121,710)
Class B Shares	—	—		—
Class C Shares	—	(21,657)		(3,369)
Institutional Shares	—	(3,304,727)		(4,273,693)
Service Shares	—	—		—
Class IR Shares(c)	—	(209)		(62)
Class R Shares(c)	—	(116)		(58)
From net realized gains
Class A Shares	—	—		—
Class B Shares	—	—		—
Class C Shares	—	—		—
Institutional Shares	—	—		—
Service Shares	—	—		—
Class IR Shares(c)	—	—		—
Class R Shares(c)	—	—		—

Total distributions to shareholders	—	(4,169,570)		(5,398,892)

From share transactions:

Net proceeds from sales of shares	24,266,646	126,715,072		326,816,823
Proceeds received in connection with merger	—	—		—
Reinvestments of dividends and distributions	—	3,982,496		5,265,236
Cost of shares redeemed	—	(129,459,787	)(d)	(18,327,804	)(e)

Net increase (decrease) in net assets resulting from share transactions	24,266,646	1,237,781		313,754,255

NET INCREASE (DECREASE)	23,731,523	154,839,639		377,732,771

Net assets:

Beginning of Period	—	377,732,771		—

End of Period	$23,731,523	$532,572,410		$377,732,771

Accumulated undistributed (distribution in excess of) net investment income (loss)	$18,098	$(22,685)		$88,859

(a)	Commenced operations on May 30, 2008.

(b)	Commenced operations on March 30, 2007.

(c)	Commenced operations on November 30, 2007.

(d)	Net of $10,149 and $26,630 of redemption fees remitted to the Commodity Strategy and the International Real Estate Securities Funds, respectively.

(e)	Net of $4,396 and $23,447 of redemption fees remitted to the Commodity Strategy and International Real Estate Securities Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

International Real Estate Securities Fund				Real Estate Securities Fund		Tollkeeper Fund
For the				For the		For the
Six Months Ended		For the		Six Months Ended	For the	Six Months Ended	For the
June 30, 2008		Year Ended		June 30, 2008	Year Ended	June 30, 2008	Year Ended
(Unaudited)		December 31, 2007		(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$10,753,709		$17,394,734		$9,575,346	$9,144,873	$(1,798,292)	$(4,047,011)
(144,496,703)		(12,495,823)		(94,330)	157,525,475	21,806,324	47,855,392
(84,002,850)		(84,613,301)		(49,452,609)	(333,239,747)	(71,288,504)	30,996,758

(217,745,844)		(79,714,390)		(39,971,593)	(166,569,399)	(51,280,472)	74,805,139

(4,050,970)		(48,798,088)		(4,711,479)	(6,229,091)	—	—
—		—		(125,159)	(155,449)	—	—
(129,643)		(1,168,464)		(177,257)	(202,112)	—	—
(6,256,822)		(49,301,810)		(7,461,450)	(9,210,465)	—	—
—		—		(107,496)	(133,196)	—	—
(91)		(651)		(166)	—	—	—
—		—		(143)	—	—	—

—		(2,445,162)		—	(57,123,852)	—	—
—		—		—	(2,117,316)	—	—
—		(64,287)		—	(2,833,437)	—	—
—		(2,312,600)		—	(70,767,606)	—	—
—		—		—	(1,213,370)	—	—
—		(34)		—	(1,612)	—	—
—		—		—	(1,612)	—	—

(10,437,526)		(104,091,096)		(12,583,150)	(149,989,118)	—	—

175,883,863		1,167,346,815		122,025,819	364,175,276	40,224,594	80,338,753
—		—		—	—	—	55,815,600
9,168,467		95,008,177		11,241,163	135,996,871	—	—
(286,249,684	)(d)	(473,956,717	)(e)	(129,042,181)	(480,532,473)	(65,312,146)	(120,328,914)

(101,197,354)		788,398,275		4,224,801	19,639,674	(25,087,552)	15,825,439

(329,380,724)		604,592,789		(48,329,942)	(296,918,843)	(76,368,024)	90,630,578

1,236,680,828		632,088,039		765,722,925	1,062,641,768	359,856,988	269,226,410

$907,300,104		$1,236,680,828		$717,392,983	$765,722,925	$283,488,964	$359,856,988

$(56,259,880)		$(56,576,063)		$(135,540)	$2,872,264	$(1,166,602)	$631,690

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

The Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Absolute Return Tracker Fund (commenced operations on May 30, 2008), Goldman Sachs Commodity Strategy Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund, and Goldman Sachs Tollkeeper Fund (collectively, the “Funds” or individually a “Fund”). Absolute Return Tracker and the Commodity Strategy Funds are non-diversified portfolios offering five classes of shares — Class A, Class C, Institutional, Class IR and Class R Shares. International Real Estate Securities Fund is a non-diversified portfolio offering four classes of shares — Class A, Class C, Institutional and Class IR Shares. Real Estate Securities Fund is a non-diversified portfolio offering seven classes of shares — Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares. Tollkeeper Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
Class A Shares of Absolute Return Tracker, International Real Estate Securities, Real Estate Securities and Tollkeeper Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares of Real Estate Securities and Tollkeeper Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class Shares of the Funds and Service Class Shares of Real Estate Securities and Tollkeeper Funds are not subject to a sales charge. Class IR Shares of the Absolute Return Tracker, Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds are not subject to a sales charge. Class R Shares of the Absolute Return Tracker, Commodity Strategy and Real Estate Securities Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as distributor of the Funds and receives such sales charges of which a certain portion may be retained. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The market value of the Funds’ investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration corporate actions or events, market disruptions or governmental actions.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s Net Asset Value. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector, significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buyouts; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in net realized gain (loss) on investments in the Statements of Operations.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and Paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid

Commodity Strategy and Real Estate Securities	Quarterly	Quarterly	Annually	Annually

International Real Estate Securities	Semi-Annually	Semi-Annually	Annually	Annually

Absolute Return Tracker and Tollkeeper	Annually	Annually	Annually	Annually

Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
The Funds adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.

F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate or deliver cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

G. Offering Costs — Offering costs paid in connection with the offering of shares of the Absolute Return Tracker and Commodity Strategy Funds are amortized on a straight line basis over 12 months from the date of the commencement of operations.

H. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. Currency symbols utilized throughout the report are defined as follows:
EUR     Euro                    $     U.S. Dollar

I. Commodity-Linked Structured Notes — The Absolute Return Tracker and Commodity Strategy Funds may invest in structured notes whose values are based on the price movements of a commodity index. Commodity-linked structured notes are valued by the counterparties under procedures approved by the Trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These structured notes are subject to prepayment, credit and interest rate risks. The current contracts held by the Funds have a mandatory put feature if the underlying index declines from entrance date by the amount noted in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interest payments received are recorded as net realized gains in the Statements of Operations. At maturity, or when a note is sold, the Funds record a realized gain or loss.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contract. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gain on the Statements of Operations.

K. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2008, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

L. Redemption Fees — All classes of the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in- first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and reflected as a reduction in cost of shares repurchased on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of the payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAM received a Management Fee at the following annual rates:

					Effective Net
	Contractual Management Rate				Management
	Up to	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

Absolute Return Tracker	1.15%	1.04%	0.99%	1.15%	1.15%

Commodity Strategy	0.50	0.50	0.45	0.50	0.50

International Real Estate Securities	1.05	1.05	0.95	1.05	1.03	*

Real Estate Securities	1.00	0.90	0.86	1.00	1.00

Tollkeeper	1.00	0.90	0.86	1.00	1.00

*	GSAM voluntarily agreed to waive a portion of its Management Fee in order to achieve an effective management rate of 1.03% as an annual percentage rate of average daily net assets of the International Real Estate Securities Fund for the six months ended June 30, 2008.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services which may not exceed, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of the Funds’ average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, if applicable, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End
	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B		Class C

Absolute Return Tracker	$300	N/A		$—

Commodity Strategy	38,400	N/A		100

International Real Estate Securities	10,300	N/A		100

Real Estate Securities	12,100	$—	*	—	*

Tollkeeper	9,100	300		800

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. AGREEMENTS (continued)

The Other Expense limitations for the Absolute Return Tracker, Commodity Strategy, International Real Estate Securities, Real Estate Securities and Tollkeeper Funds as an annual percentage rate of average daily net assets were 0.014%, 0.044%, 0.064%, 0.004%, 0.064%, respectively.
For the six months ended June 30, 2008, GSAM has voluntarily waived certain Management fees and agreed to reimburse certain other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the six months ended June 30, 2008, these expense reductions were as follows (in thousands):

	Management	Other	Expense Credits	Total
	Fee	Expense	Transfer	Expense
Fund	Waiver	Reimbursement	Agent Fee	Reductions

Absolute Return Tracker	$—	$42	$—	$42

Commodity Strategy	—	386	1	387

International Real Estate Securities	94	193	9	296

Real Estate Securities	—	229	5	234

Tollkeeper	—	53	6	59

As of June 30, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

		Distribution
		and
	Management	Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Absolute Return Tracker	$18	$ —*	$1	$19

Commodity Strategy	228	32	29	289

International Real Estate Securities	819	102	86	1,007

Real Estate Securities	622	89	65	776

Tollkeeper	255	118	45	418

*	Amount is less than $500.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2008 were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Absolute Return Tracker	$—	$1,190,482	$—	$—

Commodity Strategy	77,512,829	267,454,746	51,179,761	319,006,787

International Real Estate Securities	—	534,685,564	—	624,826,928

Real Estate Securities	—	123,585,604	—	127,417,156

Tollkeeper	—	70,236,219	—	90,141,727

For the six months ended June 30, 2008, Goldman Sachs and its affiliates earned approximately $700 of brokerage commissions from portfolio transactions, including futures executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Absolute Return Tracker Fund. Goldman Sachs did not earn any broker commissions with respect to the Commodity Strategy, International Real Estate Securities, Real Estate Securities and Tollkeeper Funds.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or Liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Absolute Return Tracker Fund				Commodity Strategy Fund
	Investments in		Other	Other	Investments in	Other	Other
	Securities		Investments-	Investments-	Securities	Investments-	Investments-
Level	Long-Assets		Assets	Liabilities	Long-Assets	Assets	Liabilities

Level 1	$3,526,155		$—	$362,133	$28,353,382	$964,165	$440,651

Level 2	19,208,232	(a)	380,210	61,288	526,587,071	353,852	100,498

Level 3	—		—	—	—	—	—

Total	$22,734,387		$380,210	$423,421	$554,940,453	$1,318,017	$541,149

	International Real		Real Estate
	Estate Securities Fund		Securities Fund	Tollkeeper Fund
	Investments in		Investments in	Investments in
	Securities		Securities	Securities
Level	Long-Assets		Long-Assets	Long-Assets

Level 1	$93,126,461		$906,875,959	$326,066,854

Level 2	825,239,850	(a)	17,153,849	3,833,438

Level 3	—		—	—

Total	$918,366,311		$924,029,808	$329,900,292

(a)	To adjust for differing local market close timing, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

5. SECURITIES LENDING (continued)

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. The Absolute Return Tracker and Commodity Strategy Funds do not participate in the securities lending program.
The table below details securities lending activity as of, and for the six months ended June 30, 2008:

		Earnings Received by
	Earnings of	the Funds From	Amount Payable to
	GSAL Relating to	Lending to Goldman	Goldman Sachs Upon
	Securities Loaned	Sachs for the period	Return of Securities
	for the period ended	ended	Loaned as of
Fund	June 30, 2008	June 30, 2008	June 30, 2008

International Real Estate Securities	$34,109	$8,161	$279,850

Real Estate Securities	40,447	30,028	12,298,000

Tollkeeper	43,468	10,692	9,364,500

6. LINE OF CREDIT FACILITY

The Funds, (except for Absolute Return Tracker, which is pending) participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Funds did not have any borrowings under the facility.

7. OTHER RISKS

The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, GSAM defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.
The Real Estate Securities Fund invests primarily in securities of issuers that are primarily engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
The International Real Estate Securities Fund invests primarily in securities of issuers outside the United States that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. OTHER RISKS (continued)

capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2007, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

		International
	Commodity	Real Estate	Real Estate
	Strategy	Securities	Securities	Tollkeeper
	Fund	Fund	Fund	Fund

Capital loss carryforward:(1)
Expiring 2008	$—	$—	$—	$(2,316,347)
Expiring 2009	—	—	—	(727,953,163)
Expiring 2010	—	—	—	(476,409,289)
Expiring 2011	—	—	—	(137,998,151)
Expiring 2012	—	—	—	(1,145,651)

Total capital loss carryforward	$—	$—	$—	$(1,345,822,601)

Timing differences (post-October losses/certain REIT distributions/deferred straddle losses)	$(299,041)	$(51,257,185)	$1,919,150	$—

(1)	Expiration occurs on December 31 of the year indicated. Due to a Fund merger, utilization of the capital loss carryforwards for the Tollkeeper Fund may be substantially limited under the Code.

At June 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			International
	Absolute Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities	Tollkeeper
	Fund	Fund	Fund	Fund	Fund

Tax cost	$22,686,598	$467,758,350	$1,066,750,785	$928,983,768	$319,812,903
Gross unrealized gain	99,473	93,942,755	24,246,694	55,070,191	37,017,661
Gross unrealized loss	(51,684)	(6,760,652)	(172,631,168)	(60,024,151)	(26,930,272)

Net unrealized security gain/loss	$47,789	$87,182,103	$(148,384,474)	$(4,953,960)	$10,087,389

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference in tax treatment of real estate investment trusts, wash sales, futures and forward contracts, mark to market gain on passive foreign investment company securities, recognition of gains on appreciated stock for tax purposes, differences related to the tax treatment of partnership investments, swap transactions, and book to tax accounting differences related to commodity linked structured notes as of the most recent fiscal year end.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise MultiManager Technology Fund by the Tollkeeper Fund. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were reorganized into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares of	Value of	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Exchanged Shares	as of June 22, 2007

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate Net
	Aggregate Net	Aggregate	Assets Immediately	Acquired Fund’s	Acquired Fund’s
	Assets before	Net Assets before	after	Capital Loss	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	reorganization	Carryforward*	Appreciation

Tollkeeper/AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Code.

In addition, as of June 30, 2008, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds with amounts of 5% or greater (as a percentage of total outstanding shares):

					Goldman Sachs
	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Satellite
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth	Strategies
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio	Portfolio

Commodity Strategy	5%	23%	19%	8%	8%

Real Estate Securities	—	7	5	—	—

International Real Estate Securities	—	5	5	—	—

As of June 30, 2008, Goldman Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 15% of the outstanding shares of the Real Estate Securities Fund.

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these made arrangements to be minimal.

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

10. SUBSEQUENT EVENTS

Effective July 1, 2008, the Tollkeeper Fund changed its fiscal year end from December 31 to August 31, for fiscal 2008. Effective July 1, 2008, GSAM reduced its contractual Management fees for the Funds to achieve the following annual rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion

Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%

Commodity Strategy	0.50	0.50	0.45	0.43	0.42

International Real Estate Securities	1.05	1.05	0.95	0.90	0.88

Real Estate Securities	1.00	0.90	0.86	0.84	0.82

Tollkeeper	1.00	0.90	0.86	0.84	0.82

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Period Ended
	June 30, 2008(a) (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	205,030	$2,012,683

Class C Shares
Shares sold	4,210	41,500

Institutional Shares
Shares sold	2,224,597	22,192,463

Class IR
Shares sold	1,000	10,000

Class R
Shares sold	1,000	10,000

NET INCREASE	2,435,837	$24,266,646

(a)	Commenced operations on May 30, 2008.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Six Months Ended		For the Period Ended
	June 30, 2008 (Unaudited)		December 31, 2007(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,348,023	$47,936,015	7,693,491	$78,677,195
Reinvestment of dividends and distributions	54,427	827,931	100,555	1,117,440
Shares redeemed	(2,151,275)	(29,506,953)	(704,473)	(7,703,413)

	1,251,175	19,256,993	7,089,573	72,091,222

Class C Shares
Shares sold	427,917	6,337,119	58,261	663,172
Reinvestment of dividends and distributions	1,214	18,990	242	2,816
Shares redeemed	(38,295)	(585,344)	(2,461)	(28,943)

	390,836	5,770,765	56,042	637,045

Institutional Shares
Shares sold	5,038,637	72,307,931	24,249,028	247,456,456
Reinvestments of dividends and distributions	206,061	3,135,250	371,264	4,144,860
Shares redeemed	(6,457,924)	(99,290,742)	(927,780)	(10,595,448)

	(1,213,226)	(23,847,561)	23,692,512	241,005,868

Class IR Shares(b)
Shares sold	7,863	129,007	861	10,000
Reinvestments of dividends and distributions	13	209	5	62
Shares redeemed	(4,615)	(76,748)	—	—

	3,261	52,468	866	10,062

Class R Shares(b)
Shares sold	363	5,000	861	10,000
Reinvestments of dividends and distributions	7	116	5	58

	370	5,116	866	10,058

NET INCREASE	432,416	$1,237,781	30,839,859	$313,754,255

(a)	Commenced operations on March 30, 2007.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2008 (Unaudited)		December 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,762,448	$67,736,233	50,811,581	$643,267,082
Reinvestment of dividends and distributions	424,742	3,712,350	4,239,882	48,092,486
Shares redeemed	(17,649,146)	(174,849,037)	(23,373,116)	(279,503,525)

	(10,461,956)	(103,400,454)	31,678,347	411,856,043

Class C Shares
Shares sold	864,447	8,408,063	1,875,466	23,596,617
Reinvestment of dividends and distributions	6,865	59,721	72,925	821,704
Shares redeemed	(511,112)	(4,876,349)	(443,439)	(5,304,944)

	360,200	3,591,435	1,504,952	19,113,695

Institutional Shares
Shares sold	10,126,824	99,739,567	39,882,309	500,473,116
Reinvestments of dividends and distributions	617,426	5,396,305	4,062,957	46,093,302
Shares redeemed	(10,986,741)	(106,524,298)	(15,670,387)	(189,148,815)

	(242,491)	(1,388,426)	28,274,879	357,417,603

Class IR Shares(a)
Shares sold	—	—	806	10,000
Reinvestment of dividends and distributions	11	91	61	685

	11	91	867	10,685

NET INCREASE/DECREASE	(10,344,236)	$(101,197,354)	61,459,045	$788,398,275

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2008 (Unaudited)		December 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,262,314	$50,568,049	7,934,047	$172,459,513
Shares converted from Class B(a)	28,251	441,043	40,584	817,286
Reinvestment of dividends and distributions	274,335	4,096,850	3,463,820	56,565,589
Shares redeemed	(4,918,918)	(74,206,328)	(10,738,485)	(220,534,753)

	(1,354,018)	(19,100,386)	699,966	9,307,635

Class B Shares
Shares sold	38,061	592,183	113,689	2,540,117
Shares converted to Class A(a)	(28,281)	(441,043)	(40,565)	(817,286)
Reinvestment of dividends and distributions	7,300	109,387	123,280	1,997,829
Shares redeemed	(150,260)	(2,248,371)	(478,246)	(10,125,626)

	(133,180)	(1,987,844)	(281,842)	(6,404,966)

Class C Shares
Shares sold	100,582	1,547,835	322,015	7,036,313
Reinvestment of dividends and distributions	8,670	128,343	135,537	2,172,669
Shares redeemed	(226,478)	(3,382,594)	(576,718)	(12,057,835)

	(117,226)	(1,706,416)	(119,166)	(2,848,853)

Institutional Shares
Shares sold	4,363,775	67,609,878	7,995,702	174,723,748
Reinvestment of dividends and distributions	456,771	6,861,706	4,522,484	74,654,217
Shares redeemed	(3,112,064)	(47,552,900)	(10,843,278)	(227,949,311)

	1,708,482	26,918,684	1,674,908	21,428,654

Service Shares
Shares sold	109,480	1,707,874	345,926	7,395,585
Reinvestment of dividends and distributions	2,967	44,568	36,803	603,343
Shares redeemed	(110,825)	(1,651,988)	(453,585)	(9,864,948)

	1,622	100,454	(70,856)	(1,866,020)

Class IR Shares(b)
Shares sold	—	—	514	10,000
Reinvestment of dividends and distributions	11	166	101	1,612

	11	166	615	11,612

Class R Shares(b)
Shares sold	—	—	514	10,000
Reinvestment of dividends and distributions	10	143	101	1,612

	10	143	615	11,612

NET INCREASE	105,701	$4,224,801	1,904,240	$19,639,674

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Tollkeeper Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2008 (Unaudited)		December 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,163,931	$31,386,747	5,583,921	$58,818,970
Shares converted from Class B(a)	2,054,933	19,514,785	1,835,255	20,617,110
Shares issued in connection with merger	—	—	2,251,349	21,838,025
Shares redeemed	(3,807,869)	(38,606,371)	(4,761,929)	(47,981,894)

	1,410,995	12,295,161	4,908,596	53,292,211

Class B Shares
Shares sold	181,221	1,707,389	274,046	2,717,562
Shares converted to Class A(a)	(2,192,525)	(19,514,785)	(1,952,144)	(20,617,110)
Shares issued in connection with merger	—	—	2,302,825	21,070,777
Shares redeemed	(1,629,301)	(14,742,146)	(4,325,272)	(42,002,519)

	(3,640,605)	(32,549,542)	(3,700,545)	(38,831,290)

Class C Shares
Shares sold	358,626	3,359,090	1,038,897	9,908,191
Shares issued in connection with merger	—	—	633,925	5,794,056
Shares redeemed	(690,682)	(6,504,106)	(1,977,973)	(18,673,595)

	(332,056)	(3,145,016)	(305,151)	(2,971,348)

Institutional Shares
Shares sold	211,899	2,223,004	714,891	7,588,823
Shares issued in connection with merger	—	—	710,566	7,112,742
Shares redeemed	(503,106)	(4,980,624)	(1,119,132)	(11,545,045)

	(291,207)	(2,757,620)	306,325	3,156,520

Service Shares
Shares sold	152,081	1,548,364	120,223	1,305,207
Shares redeemed	(47,203)	(478,899)	(12,213)	(125,861)

	104,878	1,069,465	108,010	1,179,346

NET INCREASE/DECREASE	(2,747,995)	$(25,087,552)	1,317,235	$15,825,439

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of period	income(a)		loss	operations

FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)(c)

2008 - A	$10.00	$0.01		$(0.27)	$(0.26)
2008 - C	10.00	—	(d)	(0.27)	(0.27)
2008 - Institutional	10.00	0.01		(0.27)	(0.26)
2008 - IR	10.00	0.01		(0.27)	(0.26)
2008 - R	10.00	—	(d)	(0.26)	(0.26)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commenced operations on May 30, 2008.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(e)	net assets(e)	net assets(e)	net assets(e)	rate

$9.74	(2.60)%	$1,997	1.60%	1.29%	4.16%	(1.27)%	—%
9.73	(2.70)	41	2.35	0.23	4.91	(2.33)	—
9.74	(2.60)	21,674	1.20	1.08	3.76	(1.48)	—
9.74	(2.60)	10	1.35	0.92	3.91	(1.64)	—
9.74	(2.60)	10	1.85	0.43	4.41	(2.13)	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain	operations	income

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$12.22	$0.11	$4.74	$4.85	$(0.11)
2008 - C	12.20	0.06	4.71	4.77	(0.08)
2008 - Institutional	12.26	0.13	4.80	4.93	(0.13)
2008 - IR	12.21	0.13	4.74	4.87	(0.13)
2008 - R	12.21	0.09	4.74	4.83	(0.09)

FOR THE PERIOD ENDED DECEMBER 31,(c)

2007 - A	10.00	0.19	2.22	2.41	(0.19)
2007 - C	10.00	0.13	2.22	2.35	(0.15)
2007 - Institutional	10.00	0.23	2.24	2.47	(0.21)
2007 - IR(d)	11.62	0.03	0.63	0.66	(0.07)
2007 - R(d)	11.62	0.02	0.64	0.66	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on March 30, 2007.
(d)	Commenced operations on November 30, 2007.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

					Ratios assuming no
					expense reductions
		Net assets,	Ratio of	Ratio of	Ratio of	Ratio of
Net asset		end of	net expenses	net investment	total expenses	net investment	Portfolio
value, end	Total	period	to average	income to average	to average	income to average	turnover
of period	return(b)	(in 000s)	net assets(e)	net assets(e)	net assets(e)	net assets(e)	rate

$16.96	39.87%	$141,466	0.92%	1.53%	1.07%	1.38%	96%
16.89	39.39	7,548	1.67	0.74	1.82	0.59	96
17.06	40.36	383,467	0.58	1.88	0.73	1.73	96
16.95	40.16	70	0.67	1.75	0.82	1.60	96
16.95	39.78	21	1.17	1.25	1.32	1.10	96

12.22	24.27	86,648	0.93	2.36	1.09	2.20	83
12.20	23.66	684	1.68	1.48	1.84	1.32	83
12.26	24.95	290,380	0.58	2.73	0.74	2.57	83
12.21	5.71	11	0.67	2.56	0.83	2.40	83
12.21	5.67	11	1.17	2.08	1.33	1.92	83

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$10.85	$0.09	$(2.10)	$(2.01)	$(0.09)	$—	$(0.09)
2008 - C	10.80	0.07	(2.10)	(2.03)	(0.07)	—	(0.07)
2008 - Institutional	10.84	0.12	(2.10)	(1.98)	(0.11)	—	(0.11)
2008 - IR	10.81	0.11	(2.10)	(1.99)	(0.10)	—	(0.10)

FOR THE YEAR ENDED DECEMBER 31,

2007 - A	12.01	0.16	(0.44)	(0.28)	(0.84)	(0.04)	(0.88)
2007 - C	11.98	0.07	(0.43)	(0.36)	(0.78)	(0.04)	(0.82)
2007 - Institutional	12.03	0.21	(0.45)	(0.24)	(0.91)	(0.04)	(0.95)
2007 - IR(c)	12.40	0.03	(0.77)	(0.74)	(0.81)	(0.04)	(0.85)

FOR THE PERIOD ENDED DECEMBER 31,(e)

2006 - A	10.00	0.07	2.04	2.11	(0.10)	—	(0.10)
2006 - C	10.00	0.06	2.01	2.07	(0.09)	—	(0.09)
2006 - Institutional	10.00	0.09	2.05	2.14	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on November 30, 2007.
(d)	Annualized.
(e)	Fund commenced operations on July 31, 2006.

(f)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.75	(18.42)%	$392,349	1.53	%(d)	1.85	%(d)	1.59	%(d)	1.79	%(d)	52%
8.70	(18.75)	16,841	2.28	(d)	1.37	(d)	2.34	(d)	1.31	(d)	52
8.75	(18.24)	498,102	1.13	(d)	2.33	(d)	1.19	(d)	2.27	(d)	52
8.72	(18.36)	8	1.28	(d)	2.18	(d)	1.34	(d)	2.12	(d)	52

10.85	(2.56)	599,660	1.54		1.24		1.58		1.20		86
10.80	(3.22)	16,999	2.29		0.56		2.33		0.52		86
10.84	(2.23)	620,012	1.14		1.64		1.18		1.60		86
10.81	(6.20)	9	1.29	(d)	0.23	(f)	1.33	(d)	0.19	(f)	86

12.01	21.14	283,571	1.53	(d)	1.55	(d)	1.76	(d)	1.32	(d)	13
11.98	20.73	833	2.28	(d)	1.19	(d)	2.51	(d)	0.96	(d)	13
12.03	21.33	347,684	1.13	(d)	1.89	(d)	1.36	(d)	1.66	(d)	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$15.50	$0.18	$(0.95)	$(0.77)	$(0.25)	$—	$(0.25)
2008 - B	15.51	0.12	(0.94)	(0.82)	(0.19)	—	(0.19)
2008 - C	15.34	0.12	(0.94)	(0.82)	(0.19)	—	(0.19)
2008 - Institutional	15.61	0.22	(0.96)	(0.74)	(0.28)	—	(0.28)
2008 - Service	15.59	0.18	(0.96)	(0.78)	(0.24)	—	(0.24)
2008 - IR	15.50	0.20	(0.94)	(0.74)	(0.27)	—	(0.27)
2008 - R	15.50	0.17	(0.96)	(0.79)	(0.23)	—	(0.23)

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	(3.42)
2007 - IR(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	(3.14)
2007 - R(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	(3.14)

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	(0.58)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commenced operations on November 30, 2007.

(d)	Annualized.

(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.48	(5.01)%	$276,891	1.44	%(d)	2.38	%(d)	1.50	%(d)	2.32	%(d)	17%
14.50	(5.33)	9,356	2.19	(d)	1.62	(d)	2.25	(d)	1.56	(d)	17
14.33	(5.37)	13,334	2.19	(d)	1.62	(d)	2.25	(d)	1.56	(d)	17
14.59	(4.78)	410,983	1.04	(d)	2.80	(d)	1.10	(d)	2.74	(d)	17
14.57	(5.03)	6,811	1.54	(d)	2.30	(d)	1.60	(d)	2.24	(d)	17
14.49	(4.82)	9	1.19	(d)	2.66	(d)	1.25	(d)	2.60	(d)	17
14.48	(5.13)	9	1.69	(d)	2.16	(d)	1.75	(d)	2.10	(d)	17

15.50	(15.97)	317,274	1.45		0.71		1.49		0.67		42
15.51	(16.59)	12,074	2.20		(0.20)		2.24		(0.24)		42
15.34	(16.58)	16,065	2.20		(0.12)		2.24		(0.16)		42
15.61	(15.63)	413,030	1.05		1.12		1.09		1.08		42
15.59	(16.07)	7,262	1.55		0.53		1.59		0.49		42
15.50	(4.69)	10	1.19	(d)	(0.48	)(e)	1.23	(d)	(0.52	)(e)	42
15.50	(4.69)	10	1.69	(d)	(0.52	)(e)	1.73	(d)	(0.56	)(e)	42

22.40	34.31	442,983	1.44		1.05		1.50		0.99		30
22.44	33.33	23,799	2.19		0.24		2.25		0.18		30
22.24	33.29	25,948	2.19		0.27		2.25		0.21		30
22.51	34.86	557,831	1.04		1.47		1.10		1.41		30
22.51	34.17	12,081	1.54		1.05		1.60		0.99		30

18.04	12.83	301,360	1.44		1.42		1.53		1.33		19
18.10	12.03	21,597	2.19		0.58		2.28		0.50		19
17.96	12.03	20,020	2.19		0.65		2.28		0.56		19
18.10	13.30	348,872	1.04		1.89		1.13		1.80		19
18.13	12.76	5,778	1.54		1.49		1.64		1.40		19

17.29	34.28	277,873	1.44		1.92		1.62		1.74		30
17.34	33.24	24,452	2.19		1.12		2.28		1.03		30
17.22	33.26	18,410	2.19		1.13		2.28		1.04		30
17.34	34.76	232,525	1.04		2.34		1.13		2.25		30
17.37	34.15	2,496	1.54		2.19		1.63		2.10		30

13.98	39.25	189,164	1.44		3.37		1.81		3.00		17
14.04	38.27	19,728	2.19		2.58		2.31		2.46		17
13.95	38.24	13,732	2.19		2.62		2.31		2.50		17
14.02	39.90	125,388	1.04		3.81		1.16		3.69		17
14.05	39.24	130	1.54		3.78		1.66		3.66		17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		Investment operations
	Net asset
	value,	Net		Net realized		Total from
	beginning	Investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$11.52	$(0.05)		$(1.59)		$(1.64)
2008 - B	10.82	(0.08)		(1.50)		(1.58)
2008 - C	10.81	(0.08)		(1.49)		(1.57)
2008 - Institutional	11.91	(0.03)		(1.64)		(1.67)
2008 - Service	11.45	(0.05)		(1.58)		(1.63)

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(c)(d)	2.58	(e)	2.48
2007 - B	8.55	(0.16	)(c)(d)	2.43	(e)	2.27
2007 - C	8.55	(0.17	)(c)(d)	2.43	(e)	2.26
2007 - Institutional	9.31	(0.06	)(c)(d)	2.66	(e)	2.60
2007 - Service	8.99	(0.11	)(c)(d)	2.57	(e)	2.46

2006 - A	8.02	(0.10)		1.12	(f)	1.02
2006 - B	7.65	(0.15)		1.05	(f)	0.90
2006 - C	7.64	(0.15)		1.06	(f)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(f)	1.08
2006 - Service	7.99	(0.10)		1.10	(f)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

2004 - A	6.99	(0.04)		0.92		0.88
2004 - B	6.77	(0.09)		0.88		0.79
2004 - C	6.76	(0.09)		0.88		0.79
2004 - Institutional	7.11	(0.02)		0.95		0.93
2004 - Service	6.96	(0.04)		0.93		0.89

2003 - A	4.80	(0.08)		2.27		2.19
2003 - B	4.68	(0.12)		2.21		2.09
2003 - C	4.67	(0.12)		2.21		2.09
2003 - Institutional	4.86	(0.05)		2.30		2.25
2003 - Service	4.78	(0.08)		2.26		2.18

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.

(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

(e)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.

(f)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.

(g)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.

(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

(i)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net Investment		Ratio of		net Investment
Net asset			end of	net expenses		loss to		total expenses		loss to		Portfolio
value, end	Total		period	to average		average		to average		average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$9.88	(14.24)%		$180,842	1.50	%(i)	(0.96	)%(i)	1.54	%(i)	(1.00	)%(i)	23%
9.24	(14.60)		33,410	2.25	(i)	(1.71	)(i)	2.29	(i)	(1.75	)(i)	23
9.24	(14.52)		49,602	2.25	(i)	(1.71	)(i)	2.29	(i)	(1.75	)(i)	23
10.24	(14.11)		17,371	1.10	(i)	(0.56	)(i)	1.14	(i)	(0.60	)(i)	23
9.82	(14.24)		2,265	1.60	(i)	(1.06	)(i)	1.64	(i)	(1.10	)(i)	23

11.52	27.43	(g)	194,604	1.56	(c)	(0.99	)(c)(d)	1.64	(c)	(1.07	)(c)(d)	70
10.82	26.55	(g)	78,493	2.31	(c)	(1.73	)(c)(d)	2.39	(c)	(1.81	)(c)(d)	70
10.81	26.43	(g)	61,641	2.31	(c)	(1.74	)(c)(d)	2.39	(c)	(1.82	)(c)(d)	70
11.91	27.93	(g)	23,679	1.16	(c)	(0.56	)(c)(d)	1.24	(c)	(0.64	)(c)(d)	70
11.45	27.36	(g)	1,441	1.66	(c)	(1.07	)(c)(d)	1.74	(c)	(1.15	)(c)(d)	70

9.04	12.72	(h)	108,340	1.49		(1.14)		1.59		(1.24)		35
8.55	11.76	(h)	93,722	2.24		(1.89)		2.34		(1.99)		35
8.55	11.91	(h)	51,346	2.24		(1.89)		2.34		(1.99)		35
9.31	13.12	(h)	15,659	1.09		(0.75)		1.19		(0.85)		35
8.99	12.52	(h)	160	1.59		(1.24)		1.69		(1.34)		35

8.02	1.91		125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19		120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19		60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36		8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78		100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59		158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67		163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69		79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08		11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79		121	1.60		(0.57)		1.66		(0.63)		37

6.99	45.63		180,819	1.50		(1.30)		1.55		(1.35)		27
6.77	44.66		189,420	2.25		(2.04)		2.30		(2.09)		27
6.76	44.75		92,752	2.25		(2.04)		2.30		(2.09)		27
7.11	46.30		27,687	1.10		(0.89)		1.15		(0.94)		27
6.96	45.61		48	1.60		(1.39)		1.65		(1.44)		27

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Tollkeeper Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust, and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from these undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds (with the exception of the Absolute Return Tracker Fund, which commenced operations in 2008); (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce fee rates charged on assets above specified levels; (j) capacity issues relating to the Funds; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (m) the current pricing and profitability of the Funds’ transfer agent; and (n) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund (with the exception of the Absolute Return Tracker Fund), and each Fund’s investment performance, fees and expenses, including the Funds’ expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

payment of Rule 12b-1 distribution and service fees by the Funds and non-Rule 12b-1 shareholder service and administration plan fees by certain of the Funds’ Service Shares.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor, and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the Commodity Strategy and Absolute Return Tracker Funds, which commenced operations in 2007 and 2008, respectively) to the performance of other SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed (with the exception of the Absolute Return Tracker Fund) each Fund’s investment performance relative to its performance benchmark. This information on the Funds’ investment performance was provided for the one-, three- and five-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Absolute Return Tracker Fund commenced operations in 2008, and the Commodity Strategy Fund commenced operations in 2007, and that each of these Funds was providing acceptable performance to investors in light of its investment policies and market conditions. The Trustees believed that the other Funds were providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (with the exception of the Absolute Return Tracker Fund, which commenced operations in 2008). The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fee for the International Real Estate Securities Fund.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of the Absolute Return Tracker Fund). In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the applicable Funds were provided for 2007 and 2006 (2007 only for the Commodity Strategy Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds, which had been implemented at the following annual percentages of the average daily net assets of the Funds:

	Absolute	Commodity	International	Real Estate
	Return Tracker	Strategy	Real Estate	Securities	Tollkeeper
	Fund	Fund	Securities Fund	Fund	Fund

First $1 billion	1.15%	0.50%	1.05%	1.00%	1.00%
Next $1 billion	1.04%	0.50%	1.05%	0.90%	0.90%
Next $3 billion	0.99%	0.45%	0.95%	0.86%	0.86%
Next $3 billion	0.97%	0.43%	0.90%	0.84%	0.84%
Over $8 billion	0.95%	0.42%	0.88%	0.82%	0.82%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

New Funds
The Trustees noted that, with respect to the Absolute Return Tracker Fund, which commenced investment operations on May 30, 2008, the Trustees had also considered, at a meeting held on November 7-8, 2007, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser, and (ii) the initial approval of the Fund’s Management Agreement. At that meeting, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund. The Trustees considered the Fund’s anticipated assets under management and the fee comparisons that had been provided. They noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and considered the Investment Adviser’s potential profitability with respect to the Fund at its anticipated asset level.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Class IR, Class R, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund#				Commodity Strategy Fund				International Real Estate Securities Fund					Real Estate Securities Fund				Tollkeeper Fund
				Expenses				Expenses				Expenses					Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the		Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended		Account Value	Account Value		six months ended	Account Value	Account Value		six months ended
Share Class	5/30/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	Share Class	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*
Class A													Class A
Actual	$1,000	$974.00		$1.24	$1,000	$1,398.70		$5.49	$1,000	$815.80		$6.95	Actual	$1,000	$949.90		$6.98	$1,000	$857.60		$6.93
Hypothetical 5% return	1,000	1,002.70	+	1.26	1,000	1,020.29	+	4.62	1,000	1,017.21	+	7.72	Hypothetical 5% return	1,000	1,017.70	+	7.22	1,000	1,017.40	+	7.52

Class C													Class B
Actual	1,000	973.00		1.84	1,000	1,393.90		9.88	1,000	812.50		10.27	Actual	1,000	946.70		10.60	1,000	854.00		10.42
Hypothetical 5% return	1,000	1,002.10	+	1.86	1,000	1,016.61	+	8.32	1,000	1,013.53	+	11.41	Hypothetical 5% return	1,000	1,013.97	+	10.97	1,000	1,013.63	+	11.31

Institutional													Class C
Actual	1,000	974.00		0.94	1,000	1,403.60		3.47	1,000	816.40		5.83	Actual	1,000	946.30		10.60	1,000	854.80		10.38
Hypothetical 5% return	1,000	1,003.01	+	0.95	1,000	1,021.98	+	2.92	1,000	1,018.45	+	6.47	Hypothetical 5% return	1,000	1,013.97	+	10.97	1,000	1,013.67	+	11.27

IR													Institutional
Actual	1,000	974.00		1.06	1,000	1,401.60		3.94	1,000	817.60		5.11	Actual	1,000	951.80		5.05	1,000	858.90		5.08
Hypothetical 5% return	1,000	1,002.89	+	1.07	1,000	1.021.58	+	3.32	1,000	1,019.24	+	5.67	Hypothetical 5% return	1,000	1,019.69	+	5.22	1,000	1,019.39	+	5.52

R													Service
Actual	1,000	974.00		1.44	1,000	1,397.80		6.98					Actual	1,000	949.70		7.47	1,000	857.60		7.39
Hypothetical 5% return	1,000	1,002.50	+	1.46	1,000	1,019.05	+	5.87	N/A	N/A		N/A	Hypothetical 5% return	1,000	1,017.21	+	7.72	1,000	1,016.91	+	8.02

													Class IR
													Actual	1,000	951.80		5.82
													Hypothetical 5% return	1,000	1,018.90	+	6.02	N/A	N/A		N/A

													Class R
													Actual	1,000	948.70		8.19
													Hypothetical 5% return	1,000	1,016.46	+	8.47	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Commodity Strategy	0.92%	N/A	1.67%	0.58%	N/A	0.67%	1.17%
International Real Estate Securities	1.53%	N/A	2.28%	1.13%	N/A	1.28%	N/A
Real Estate Securities	1.44%	2.19%	2.19%	1.04%	1.54%	1.19%	1.69%
Tollkeeper	1.50%	2.25%	2.25%	1.10%	1.60%	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
#	Commenced operations on May 30, 2008.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $828 billion in assets under management as of March 31, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ California AMT-Free
Municipal Fund
■ New York AMT-Free
Municipal Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured U.S. Equity Flex Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]
■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio

Retirement Strategies[2]

International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International
Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Tollkeeper FundSM
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs TollkeeperSM, Real Estate Securities and International Real Estate Securities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses and read the prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-0000 SPECSELSAR / 86K / 06-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	September 5, 2008